UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-835-4531

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

June 30, 2015

ANNUAL REPORT

New Covenant Funds

➤ New Covenant Growth Fund

➤ New Covenant Income Fund

➤ New Covenant Balanced Growth Fund

➤ New Covenant Balanced Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited)

To Our Shareholders:

At the beginning of the Funds’ fiscal year — July 1, 2014 through June 30, 2015 — SEI’s view was that global economic recovery was a work in progress. We anticipated continued strength in equity markets and their outperformance over bonds. We also expected a cautious approach by the U.S. Federal Open Market Committee in raising interest rates. While the market had its ups, downs and inbetweens during the fiscal year, our view was largely accurate.

In the first half of 2014, there was an easing of the geopolitical standoff between Russia, Ukraine and Europe; certain high-risk areas of the market (such as high-yield and emerging-market debt and equities) continuing the recoveries they had begun in late 2013 and early 2014. By the end of the second quarter of 2014, U.S. economic growth was recovering from its surprisingly weak start and key measures of volatility and investor risk aversion was reaching extreme lows by the end of June.

These dynamics changed considerably during the Funds’ fiscal year — July 1, 2014 to June 30, 2015. Shocks in commodities and currency markets, accompanied by divergent central bank policies, fostered rising uncertainty and volatility as well as divergent behavior within and across asset classes. Despite the intrigue, most equity and fixed-income asset classes in the U.S. produced positive returns for the one-year period ending June 30, 2015. Results were more of a mixed bag in other asset classes and outside the U.S., as a significantly stronger dollar weighed on commodity and international-asset returns.

Geopolitical events

In contrast to the Funds’ previous fiscal year, the conflict between Russia and Ukraine (and, by extension, between Russia and western powers such as Europe and the U.S.) simmered but did not boil over. There was continued (and in some cases intensifying) strife in several Middle Eastern and African nations, including Syria, Iraq, Libya and Nigeria. However, disruptions within the latter three countries, which are net oil producers, were not sufficient to stop the price of crude oil from falling sharply during the period. In fact, some of the most interesting geopolitical wrangling occurred within the oil markets. Faced with a dramatic increase in North American oil production in recent years, the Organization of Petroleum Exporting Countries (OPEC) decided to maintain, rather than cut, existing production targets, despite “an extremely well-supplied market.”1 This decision reflected an intense battle for market share that began during 2014 between Saudi Arabia, the oil market’s key producer, and North America, where significant investments have been made in unconventional (but costlier) forms of oil-and-gas production. Although not necessarily related, the Obama administration invested a great deal of diplomatic time and effort during the year in reaching a deal with Iran — which happens to be Saudi Arabia’s key rival in the region — in an attempt to check its nuclear ambitions while easing the west’s economic sanctions. Although Iran has vast amounts of oil reserves, most energy analysts do not believe the agreement will have an immediate impact on either the country’s oil production or the global price of oil. Still, Saudi Arabia has been willing to allow the price of oil to fall in order to recover market share, even running down its foreign-currency reserves and increasing its borrowing to cover government expenditures. We believe these oil-market dynamics could continue to have diverse and meaningful impacts on the world’s economies and financial markets.

Economic performance

The U.S. growth recovery that had started in the second quarter of 2014 slowed a bit in the fourth quarter before contracting once again in the first quarter of 2015. This year’s first-quarter disappointment was driven by extreme winter weather in certain parts of the U.S., as well as sluggish demand from abroad. The latter factor was made worse by a stronger dollar (which makes imports from the U.S. more expensive to foreign buyers) and increasingly contentious labor negotiations in several west-coast ports that, at times, prevented the smooth flow of goods into and out of the country. While overall U.S. growth was not terribly impressive for the full period, it remained positive and, encouragingly, the labor market continued to strengthen. Initial claims for unemployment benefits maintained their sharp, downward trajectory from the highs of 2009, and the U.S. unemployment rate fell from 6.3% at the end of May 2014 to 5.3% at the end of June 2015, according to the Bureau of Labor Statistics. The proportion of working-age individuals participating in the labor force, which declined sharply from 2008 to 2013, continued to show signs of stabilizing. Employee compensation also exhibited steady growth, although the pace remained below its long-term average. While

[1]	“OPEC 166th Meeting concludes,” Organization of the Petroleum Exporting Countries, November 27, 2014, <http://www.opec.org/opec_web/en/press_room/2938.htm>.

New Covenant Funds / Annual Report / June 30, 2015	1

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited) (Continued)

the U.S. economy appears to have rebounded in the second quarter of 2015, there have nonetheless been additional signs of sluggishness. For example, after a solid run during the first half of the Funds’ fiscal year, industrial production, capacity utilization and consumer-sentiment measures have been trending down since the start of 2015. And lower oil prices, historically a boon for U.S. consumers, have had a more mixed impact this time around. As global oil prices fell, many higher-cost North American producers began to struggle, as did states and regions where heavy energy investments were made in recent years. Still, the overall story during the reporting period was one of slow but continued growth. As a result, the Federal Reserve (Fed) ended its asset-purchase programs (also known as quantitative easing) in 2014, and most market observers still expect it to begin hiking interest rates sometime in late 2015. But these signs of sluggishness have pushed the expected start date of Fed interest rate hikes further into the future.

Among developed markets, Japan’s economy was a standout, as the government’s reform efforts continued to foster recovery. The world’s third largest national economy struggled in the third quarter of 2014, following a national sales-tax hike designed to chip away at its high level of sovereign debt. However, it reflected solid growth in the first quarter of 2015. Japan’s economy is still smaller than it was before the 2008-2009 financial crisis though, and as a result, policymakers in the government and at the Bank of Japan (BOJ) have signalled they are in no hurry to engage in further tightening measures at this point.

The U.K. economy, a stalwart among developed markets from 2013 into 2014, continued to grow during the Funds’ fiscal year but at a declining pace. The Bank of England, which began a stabilizing policy in mid-2012, stood pat during the period. In the last five monthly meetings of 2014, however, two members of the bank’s Monetary Policy Committee (MPC) voted to lower the bank’s official interest rate target from 0.50% to 0.25%, reflecting uncertainty over the country’s slowing pace of growth. Thus far in 2015, MPC members have voted unanimously to keep the rate at 0.50%, indicating a more optimistic outlook. This development, along with May 2015 elections that gave a surprisingly resounding victory to conservatives, supported the country’s currency (the pound sterling) against the euro through the first six months of 2015 and helped it rebound a bit against the U.S. dollar from April 2015 through the end of June.

Europe continued to play the sick man among developed economies, although consistent with recent years, country performance varied widely, and the eurozone’s growth trajectory was better than the period from 2011 through 2012 (although it was still slower than prior to the global financial crisis in 2008-2009). There were some important signs of improvement, driven in part by a weaker euro, which boosted demand for European exports. The catalyst for a weaker euro was the European Central Bank’s (ECB) initiation — finally — of a quantitative easing program aimed at stabilizing the continent’s financial system and fostering credit expansion and faster economic growth. These efforts were of limited help to Greece; the country remained the weakest link in the euro area, as it became clear that its government would not be able to make all of the scheduled payments to its creditors (most of them official institutions such as the ECB and the International Monetary Fund) in 2015. Elections in Greece led to the formation of a socialist government in early 2015 that was stridently opposed to the austerity measures imposed by 2011 and 2012 creditor agreements. As a result, investors and policymakers began to worry once more about whether Greece would have to leave the eurozone and, if so, whether its departure would cause financial contagion within and beyond Europe. After five months of testy bailout negotiations with international creditors, eurozone finance ministers and heads of state (with Germany continuing to play a prominent role among individual eurozone countries), Prime Minister Alexis Tsipras called for a July 5 referendum vote to address whether Greece should accept austerity measures demanded in exchange for rescue funding. Shortly after this announcement, Greece became the first developed country to default on the International Monetary Fund, failing to repay €1.6 billion. The uncertainty was reflected in its bond yields (which, after falling steadily from mid-2012, reversed course and rose steadily from September 2014 through the end of June) and its stock market (which, as reflected by the Athens Stock Exchange General Index, fell more than 30% over the Funds’ fiscal year in euro terms). Among the core countries of the eurozone, Germany remained the strongest of the group, while France showed some meaningful improvement in economic activity. Activity in Italy’s economy, the eurozone’s third largest, continued to stagnate in 2014, while Spain’s economy, the fourth largest in the eurozone, continued to recover from its lows of 2013. At the end of 2014, unemployment in both countries remained high at 12.7% and 24.5%, respectively, according to the Organization for Economic Cooperation and Development; even worse, youth unemployment (ages 15 to 24) remained above 40% in Italy and above 50% in Spain at the end of 2014. In our view, the eurozone economy still has a ways to go to return to full health, but policymakers finally appear to be taking steps in the right direction.

2	New Covenant Funds / Annual Report / June 30, 2015

In emerging markets, the darlings of the prior decade — Brazil, China, India and Russia — continued to struggle with slowing growth or outright recession. Brazil and Russia were hit hard by the bear market in oil and other commodities, and slowdowns in their economies appeared to accelerate in 2015. Regionally, Brazil was not alone, as most economies in Latin America struggled during the period. Russia’s economy is widely expected to contract for full-year 2015, although its currency and its debt have stabilized since falling precipitously in the wake of the oil-price shock. China and India are still seeing very healthy rates of economic growth, but those rates continued to slow during the Funds’ fiscal year. In China, President Xi Jinping’s administration continued to vigorously pursue an anti-corruption agenda, but these efforts were overshadowed in the second half of the period by a series of surprise interest rate cuts and other easing measures by the People’s Bank of China (PBOC). In India, the election of Prime Minister Narendra Modi in 2014 was widely viewed as a business-friendly development, and the Indian stock market (as reflected by the India Bombay Stock Exchange 30 Sensex Index) responded favorably from early 2014 through early 2015. Since then, Indian stocks have moved sideways and slightly lower, as economic growth slowed and the new prime minister focused on longer-term reforms. Similar to the PBOC, the Reserve Bank of India made surprise cuts to its key lending rate in early 2015 for the first time since 2013. Growth in smaller emerging economies and frontier economies varied widely; this is normally the case, but the variation was accentuated by commodity-price shocks that favored commodity importers and hurt commodity exporters.

Market developments — commodities

Commodity markets were routed badly during the Funds’ fiscal year. As already noted, the oil market was hit especially hard due to substantial increases in global supply, driven by a massive expansion of North American production and OPEC’s refusal to cut output. Oil prices fell by more than half from mid-2014 through the start of 2015 and ended the period more than 40% lower. Most other commodities were also hit hard, as they: fell in sympathy with oil; reacted to concerns about slowing growth in China and other large emerging markets; and responded to a sharply stronger U.S. dollar. (Most commodity trading takes place in U.S. dollars; thus, as the dollar’s value increases, the prices of most commodities tend to fall.) The Bloomberg Commodity Index fell by roughly 25% over the Funds’ fiscal year.

Market developments — fixed income and foreign exchange

One of the biggest stories in currency markets was the sharp appreciation of the U.S. dollar against most currencies from July 2014 through March 2015, as expectations of tighter Fed policy and dovish actions by the ECB and BOJ led investors to favor the dollar.

In U.S. fixed-income markets, inflation-protected securities lagged, as inflation expectations fell in the face of lower commodity prices, a stronger dollar and sluggish growth. The U.S. Treasury yield curve flattened; shorter-term rates rose on expectations of a Fed rate hike in the near future, while longer-term rates fell on disappointing economic results, falling inflation expectations and bouts of risk aversion. Long rates reversed course in a choppy fashion from February 2015 through June 2015 but still ended the period slightly lower. This meant positive returns in longer-dated Treasurys, as Treasury bond yields and prices move inversely. Interest rate volatility was notably higher once the Fed ended its quantitative-easing efforts.

Most non-Treasury sectors performed well. Non-agency mortgage-backed securities (MBS) and asset-backed securities (ABS) outperformed comparably dated Treasurys. Non-agency MBS outperformance was driven by the ongoing U.S. housing recovery, limited supply and attractive risk-adjusted returns. Within ABS, securitized credit card and automobile loans were outperformers.

Investment-grade and high-yield corporate debt underperformed Treasurys, as spreads widened in both sectors. The struggles of the energy sector (especially issues related to oil, gas and coal production) played a significant role in the underperformance. Industrial issues also performed poorly overall. Within investment-grade, financials outperformed (especially banks, where bondholders have benefited from stricter capital regulations and sturdier balance sheets). Healthcare was also positive, thanks to solid corporate fundamentals and strong merger-and-acquisition (M&A) activity.

Market developments — equities

In the U.S., stocks, as reflected by the S&P 500 Index, sold off sharply at two points during the Funds’ fiscal year — summer 2014 and October 2014. However, they recovered enough to post low double-digit returns over the full period. The more technology-heavy Nasdaq Composite Index was a notable outperformer among U.S. benchmarks, thanks to the strong performance of biotechnology and information technology

New Covenant Funds / Annual Report / June 30, 2015	3

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited) (Concluded)

names. Volatility, as measured by the Chicago Board Options Exchange Volatility Index or VIX (a measure of risk aversion derived from the behavior of buyers and sellers of options on the S&P 500), fell to extreme lows through the end of June 2014 before turning up and then spiking in October during the stock market selloff. Volatility spiked again from December 2014 through January 2015 on further bouts of risk aversion. From that point on, the VIX was in a downtrend, reminiscent of its behavior a year ago but at slightly higher levels overall. Small-cap stocks, as measured by the Russell 2000 Index, underperformed large caps (Russell 1000) during the first half of the Funds’ fiscal year. Small caps outperformed in March-to-April of 2015, then hit a bit of a rough patch through the end of May. However, June was a volatile month for all stocks, as the ripple effects after a drastic decline in China’s domestic-stock-market and the ongoing Greek-debt-repayment negotations caused a bout of risk aversion toward the end of the month. For the Funds’ full fiscal year, large- and small-cap stocks provided similar returns. Growth stocks (Russell 1000 Growth Index) and value stocks (Russell 1000 Value) performed largely in line from the start of the period through the October selloff. After that, growth stocks outperformed notably. This was driven primarily by the strong rallies in growth-oriented healthcare and biotechnology names and the carnage in value-heavy energy stocks that resulted from the aforementioned oil-market upheaval. After underperforming in the first few months, lower-volatility stocks outperformed higher-volatility ones in the second half of the fiscal year. Most U.S. equity sectors provided positive returns. Healthcare led the way (thanks to biotechnology and vigorous M&A activity) followed by information technology. Large-cap consumer discretionary names also did well. Energy was a significant underperformer, especially in the small-cap arena, which was heavy with exploration & production and oil-field services & equipment providers.

Outside of the U.S., stock returns were uninspiring in U.S. dollar terms; the MSCI ACWI ex-US Index was down slightly. (Returns measured in a global currency basket were over 10%.) There were notable divergences across (and within) sectors, countries and regions.

Our view

Toward the end of the Funds’ fiscal year, there were indications that the U.S. economy had returned to growth, but the immediate rebound was not as strong as the one seen in the second quarter of 2014. Whether its momentum improves remains to be seen, and the outcome could influence the Fed’s policy decisions later in 2015. Global growth also remains sluggish overall, but policy measures being taken in many developed and emerging economies should brighten the outlook in the quarters and years ahead. Although the U.S. and U.K. have led developed markets in recent years, we believe there may be more attractive opportunities in Europe and Japan, based on comparative equity-market valuations. Emerging-market equities are cheap in relative terms, but we would view them as a longer-term theme. In fixed-income markets, low-risk and sovereign government debt still looks expensive to us, but credit markets should continue to offer relative-value opportunities. Finally, while commodities and other inflation-sensitive asset classes may continue to struggle, we believe they still have a role to play in some investors’ portfolios; historically, they have helped protect against declines in purchasing power, and they are certainly cheaper after the developments of the 12 months ending June 30, 2015.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Managing Director, Portfolio Management Team

4	New Covenant Funds / Annual Report / June 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited)

New Covenant Growth Fund

I. Objective:

The New Covenant Growth Fund (the “Fund”) seeks to provide long-term capital appreciation. Dividend income, if any, will be incidental.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2015: Waddell & Reed Investment Management Company, BlackRock Investment Management, LLC, Brandywine Global Investment Management LLC and Parametric Portfolio Associates LLC. BlackRock was added in July of 2014. Sustainable Growth Advisers, LP was terminated during the year.

III. Return vs. Benchmark

For the fiscal year ending June 30, 2015, the Fund returned 6.41% and the Russell 1000 Index returned 7.37%.

IV. Fund Attribution

Absolute Performance

The modest U.S. economic expansion, helped by continued monetary stimulus by the Federal Reserve, provided a positive backdrop for the U.S. equity market. Seven out of ten sectors were positive performers on the S&P 500 Index. As stated in our shareholder letter, healthcare was strongest, thanks to merger & acquisition activity and strong earnings. Consumer discretionary also did well, as consumers (and thus retail sales) benefited from falling gas prices. Technology stocks rounded out the top three performing sectors. Only energy was a material detractor, as the price of crude oil dropped precipitously on vastly increased supply and weak demand. As a group, energy stocks were down more than 20% as a result. Utilities were the second-worst performing sector, as an increase in interest rates drove valuations down in the sector.

Benchmark-Relative Performance

Allocation was the strongest driver of positive performance, benefitting from overweights in consumer discretionary and healthcare, while an underweight in consumer staples detracted a bit. Selection was negative overall; positive stock selection in healthcare, financials and telecommunications was not enough to offset negative selection effects in industrials, consumer discretionary and energy.

BlackRock was the best performing manager as its growth-oriented style enjoyed a tailwind. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index by more than six percent, as investors bid up the multiples for growth stocks in a slower-growth environment. BlackRock had strong stock selection in healthcare and technology that benefited from strong earnings revisions. Not surprisingly, our deeper-value manager, Brandywine Global, struggled against this style headwind; stock selection in consumer discretionary and energy were the main detractors.

New Covenant Funds / Annual Report / June 30, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited)

New Covenant Growth Fund (Concluded)

New Covenant Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Growth Fund	6.41%	15.67%	15.07%	6.41%	6.00%
Russell 1000 Index	7.37%	17.73%	17.58%	8.13%	9.64%
MSCI All Country World ex-U.S. Index	(5.26)%	9.44%	7.76%	5.54%	4.97%
Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index	4.78%	16.08%	15.60%	7.68%	8.80%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Russell 1000 Index, MSCI All Country World ex-U.S. Index and Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index.

[1]

For the years ended June 30, 2015. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 80/20 Blended Benchmark, which consists of the Russell 1000 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

6	New Covenant Funds / Annual Report / June 30, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited)

New Covenant Income Fund

I. Objective:

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2015: Western Asset Management Company, Western Asset Management Company Limited and J.P. Morgan Investment Management, Inc.

III. Return vs. Benchmark

For the fiscal year ending June 30, 2015, the Fund returned 1.46% and the Barclays U.S. Intermediate Aggregate Bond Index returned 1.89%.

IV. Fund Attribution

Absolute Performance

The Fund provided positive but low returns, as interest rates remained anchored by the Federal Reserve’s low interest rate policy. Positive performance over the period was driven by a number of sectors. As stated in our shareholder letter, U.S. Treasurys were one of the biggest contributors to absolute return, as the yield curve flattened with longer-maturity bonds outperforming short-maturity bonds. While credit spreads widened in the investment-grade sector, the contribution to absolute return was positive. A meaningful exposure to mortgage-backed securities (MBS), specifically non-Agency mortgage-backed securities, contributed to performance in the period as the housing market continues to improve.

Benchmark-Relative Performance

The Fund’s underweight to U.S. Treasurys detracted from relative performance, as the sector outperformed investment-grade credit as credit spreads widened in the period. The Fund’s overweight to MBS, specifically non-agency MBS contributed positively to relative performance, as these non-Treasury sectors outperformed. An overweight to asset-backed securities (ABS) and commercial MBS also benefitted relative performance over the past year. Western Asset Management’s duration/yield curve positioning detracted, while positions in non-agency MBS and ABS were positive contributors. J.P. Morgan’s positions in ABS and non-agency MBS, as well as its security selection within agency mortgages, contributed positively to performance.

Use of Derivatives

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

New Covenant Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Income Fund	1.46%	1.39%	2.71%	2.35%	3.77%
Barclays U.S. Intermediate Aggregate Bond Index	1.89%	1.74%	2.89%	4.22%	6.33%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Barclays U.S. Intermediate Aggregate Bond Index

[1]

For the years ended June 30, 2015. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds / Annual Report / June 30, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective:

The Balance Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the fiscal year ending June 30, 2015, the Fund returned 4.54%, and the Russell 1000 Index returned 7.37%.

IV. Fund Attribution

Absolute Performance

Equities were supported by continuation of the modest U.S. economic expansion which has been fostered by continued monetary stimulus from the Federal Reserve. Seven out of ten sectors performed positively on the S&P 500 Index. Healthcare was strongest, thanks to merger & acquisition activity and strong earnings. Consumer discretionary also did well, as consumers (and thus retail sales) benefited from falling gas prices. Technology stocks rounded out the top three performing sectors. Only energy was a material detractor, as the price of crude oil dropped precipitously on vastly increased supply and weak demand. As a group, energy stocks were down more than 20% as a result. Utilities were the second-worst performing sector, as an increase in interest rates drove valuations down in the sector.

As noted in our shareholder letter, both equities and fixed income provided positive returns over the period. Within fixed income, U.S. Treasurys were one of the biggest contributors to absolute return, as the yield curve flattened with longer-maturity bonds outperforming shorter-maturity bonds. While credit spreads widened in the investment-grade sector, credit sectors still provided positive returns. A meaningful exposure to mortgage-backed securities (MBS), specifically non-agency MBS, contributed to performance in the period, as the housing market continued to improve.

Benchmark-Relative Performance

In the New Covenant Growth Fund, sector allocation was the strongest driver of relative performance, benefitting from overweights in consumer discretionary and healthcare, while an underweight in consumer staples detracted a bit. Selection was negative overall; positive stock selection in healthcare, financials and telecommunications was not enough to offset negative selection effects in industrials, consumer discretionary and energy.

The New Covenant Income Fund provided positive but low returns, as interest rates remained anchored by the Federal Reserve’s low interest rate policy. The Income Fund’s underweight to U.S. Treasurys detracted, as that sector outperformed investment-grade credit due to credit spreads widening in the period. The Fund’s overweight to MBS, specifically non-agency MBS, contributed to relative performance. An overweight to asset-backed securities (ABS) and commercial MBS also benefitted relative performance over the past year.

Use of Derivatives

The New Covenant Balanced Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

8	New Covenant Funds / Annual Report / June 30, 2015

New Covenant Balanced Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	4.54%	9.78%	10.14%	4.94%	5.09%
Russell 1000 Index	7.37%	17.73%	17.58%	8.13%	10.22%
Barclays U.S. Intermediate Aggregate Bond Index	1.89%	1.74%	2.89%	4.22%	6.35%
Blended 60% Russell 1000 Index/40% Barclays U.S. Intermediate Aggregate Bond Index	5.24%	11.17%	11.69%	6.85%	8.94%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the Russell 1000 Index, Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000 Index/40% Barclays U.S. Intermediate Aggregate Bond Index.

[1]

For the years ended June 30, 2015. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2015 (Unaudited)

New Covenant Balanced Income Fund

I. Objective:

The Balanced Income Fund’s (the ”Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the fiscal year ending June 30, 2015, the Fund returned 3.22%, and the Russell 1000 Index returned 7.37%.

IV. Fund Attribution

Absolute Performance

As noted in our shareholder letter, both equities and fixed income provided positive returns over the period. Within fixed income, U.S. Treasurys were one of the biggest contributors to absolute return and the yield curve flattened with longer-maturity bonds outperforming shorter-maturity bonds. While credit spreads widened in the investment-grade sector, credit sectors still provided positive returns. A meaningful exposure to mortgage-backed securities (MBS), specifically non-agency MBS, contributed to performance in the period, as the housing market continued to improve.

Equities were supported by continuation of the modest U.S. economic expansion which has been fostered by continued monetary stimulus from the Federal Reserve. Seven out of ten sectors performed positively on the S&P 500 Index. Healthcare was strongest, thanks to merger & acquisition activity and strong earnings. Consumer discretionary also did well, as consumers (and thus retail sales) benefited from falling gas prices. Technology stocks rounded out the top three performing sectors. Only energy was a material detractor, as the price of crude oil dropped precipitously on vastly increased supply and weak demand. As a group, energy stocks were down more than 20% as a result. Utilities were the second-worst performing sector, as an increase in interest rates drove valuations down in the sector.

Benchmark-Relative Performance

The Income Fund provided positive but low returns, as interest rates remained anchored by the Federal Reserve’s low interest rate policy. The Income Fund’s underweight to U.S. Treasurys detracted, as that sector outperformed investment-grade credit due to credit spreads widening in the period. The Fund’s overweight to MBS, specifically non-agency MBS, contributed to relative performance. An overweight to asset-backed securities (ABS) and commercial MBS also benefitted relative performance over the past year.

In the Growth Fund, sector allocation was the strongest driver of relative performance, benefitting from overweights in consumer discretionary and healthcare, while an underweight in consumer staples detracted a bit. Selection was negative overall; positive stock selection in healthcare, financials and telecommunications was not enough to offset negative selection effects in industrials, consumer discretionary and energy.

Use of Derivatives

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

10	New Covenant Funds / Annual Report / June 30, 2015

New Covenant Balanced Income Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	3.22%	6.15%	6.94%	3.85%	3.98%
Russell 1000 Index	7.37%	17.73%	17.58%	8.13%	9.64%
Barclays U.S. Intermediate Aggregate Bond Index	1.89%	1.74%	2.89%	4.22%	6.14%
Blended 35% Russell 1000 Index/65% Barclays U.S. Intermediate Aggregate Bond Index	3.87%	7.18%	8.01%	5.85%	7.62%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Russell 1000 Index, Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 1000 Index/65% Barclays U.S. Intermediate Aggregate Bond Index.

[1]

For the years ended June 30, 2015. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2015	11

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund

June 30, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.3%

Canada — 2.0%
Canadian Natural Resources	63,363	$1,721
Canadian Pacific Railway	11,119	1,781
lululemon athletica *	13,681	893
Magna International	30,000	1,683
Valeant Pharmaceuticals International *	9,714	2,158

		8,236

China — 1.5%
Alibaba Group Holding ADR *	25,480	2,096
Baidu ADR *	11,787	2,347
Tencent Holdings ADR	81,049	1,625

		6,068

Hong Kong — 0.6%
China Mobile ADR	37,896	2,429

Ireland — 2.8%
Accenture, Cl A	14,921	1,444
Eaton	22,899	1,546
Endo International *	6,269	499
Jazz Pharmaceuticals *	1,397	246
Mallinckrodt *	11,278	1,328
Perrigo	17,002	3,142
Shire ADR	13,387	3,233

		11,438

Israel — 1.1%
Check Point Software Technologies *	14,155	1,126
Teva Pharmaceutical Industries ADR	61,805	3,653

		4,779

Japan — 1.9%
Nomura Holdings ADR *	39,880	269
Toyota Motor ADR	57,778	7,728

		7,997

Description	Shares	Market Value ($ Thousands)

Netherlands — 0.8%
Chicago Bridge & Iron	33,585	$1,680
NXP Semiconductors *	10,643	1,045
QIAGEN *	26,408	655

		3,380

Puerto Rico — 0.0%
Popular *	6,242	180

United Kingdom — 1.9%
BP ADR	75,769	3,028
Liberty Global, Cl A *	65,741	3,555
Rio Tinto ADR	27,238	1,122

		7,705

United States — 82.7%
Consumer Discretionary — 12.7%
Amazon.com *	7,168	3,111
CBS, Cl B	20,796	1,154
Comcast, Cl A	14,070	846
Delphi Automotive	22,745	1,935
DIRECTV *	37,820	3,509
Dollar General	74,572	5,797
Ford Motor	48,067	721
General Motors	127,290	4,243
Goodyear Tire & Rubber	26,324	794
Hilton Worldwide Holdings *	68,734	1,893
Home Depot	41,267	4,586
LKQ *	12,819	388
Marriott International, Cl A	16,869	1,255
McDonald’s	5,729	545
Michael Kors Holdings *	66,495	2,799
Netflix *	4,655	3,058
NIKE, Cl B	19,233	2,078
priceline.com *	265	305
PVH	8,901	1,025
Ralph Lauren, Cl A	1,537	203
Restoration Hardware Holdings *	5,152	503
Scripps Networks Interactive, Cl A	5,094	333
Signet Jewelers	2,283	293
Starbucks	9,136	490
Tiffany	6,004	551
Time Warner Cable	11,105	1,979
Tribune, Cl A	45,287	2,418
TripAdvisor *	31,267	2,725
Twenty-First Century Fox, Cl A	37,760	1,229
VF	2,663	186
Walt Disney	16,928	1,932

		52,884

Consumer Staples — 2.7%
Bunge	13,720	1,205
Campbell Soup	22,441	1,069

12	New Covenant Funds / Annual Report / June 30, 2015

Description	Shares	Market Value ($ Thousands)
Clorox	8,252	$858
Coca-Cola Enterprises	30,086	1,307
Colgate-Palmolive	4,000	262
Costco Wholesale	7,220	975
General Mills	23,004	1,282
Hershey	8,033	713
Kellogg	13,139	824
Kimberly-Clark	8,948	948
PepsiCo	7,100	663
Procter & Gamble	10,976	859
Sprouts Farmers Market *	6,783	183

		11,148

Energy — 6.6%
Apache	23,375	1,347
Baker Hughes	3,773	233
Cabot Oil & Gas	50,632	1,597
Chevron	1,911	184
Cimarex Energy	11,815	1,303
Concho Resources *	15,421	1,756
ConocoPhillips	12,498	768
Continental Resources *	20,113	853
Devon Energy	32,701	1,945
Dresser-Rand Group *	2,415	206
EOG Resources	5,285	463
EQT	2,284	186
Exxon Mobil	25,275	2,103
Halliburton	59,656	2,569
Hess	22,374	1,496
Kosmos Energy *	40,952	345
MarkWest Energy Partners LP (B)	30,700	1,731
Newfield Exploration *	5,523	200
Noble Energy	44,095	1,882
Occidental Petroleum	26,726	2,079
Phillips 66	16,475	1,327
Pioneer Natural Resources	4,877	676
Schlumberger	13,530	1,166
Spectra Energy	33,910	1,105

		27,520

Financials — 16.5%
ACE	17,969	1,827
Aflac	7,509	467
Ally Financial *	9,890	222
American Express	16,618	1,291
American International Group	28,096	1,737
American Tower, Cl A ‡	29,243	2,728
Bank of America	178,296	3,035
Berkshire Hathaway, Cl B *	32,272	4,393
BlackRock, Cl A	5,409	1,871
Blackstone Group 1, LP	46,924	1,918
Capital One Financial	7,850	691
CIT Group	15,065	700

Description	Shares	Market Value ($ Thousands)
Citigroup	196,676	$10,864
Comerica	36,519	1,874
Crown Castle International ‡	10,948	879
Cullen	2,890	227
Digital Realty Trust ‡	4,815	321
Discover Financial Services	13,914	802
Equity Residential ‡	3,174	223
Forest City Enterprises, Cl A *	10,986	243
Franklin Resources	11,843	581
Hartford Financial Services Group	48,332	2,009
HCP ‡	2,081	76
JPMorgan Chase	131,350	8,900
KeyCorp	13,796	207
KKR, LP	89,996	2,056
Liberty Property Trust ‡	8,855	285
Lincoln National	3,467	205
Marsh & McLennan	19,417	1,101
MetLife	114,777	6,427
Northern Trust	25,193	1,926
PNC Financial Services Group	9,701	928
ProLogis ‡	37,531	1,393
Santander Consumer USA Holdings *	86,853	2,221
State Street	21,682	1,670
T Rowe Price Group	9,714	755
Wells Fargo	27,390	1,541

		68,594

Health Care — 13.4%
AbbVie	106,735	7,171
Agilent Technologies	10,247	395
Alexion Pharmaceuticals *	17,924	3,240
Allergan *	21,334	6,474
Allscripts Healthcare Solutions *	15,258	209
AmerisourceBergen, Cl A	3,286	349
athenahealth *	2,626	301
Biogen Idec *	3,490	1,410
Bio-Techne	2,047	202
Bristol-Myers Squibb	48,347	3,217
Brookdale Senior Living *	19,592	680
Cardinal Health	15,087	1,262
Celgene *	14,949	1,730
Charles River Laboratories International *	2,534	178
Envision Healthcare Holdings *	12,632	499
Express Scripts Holding *	7,102	632
Gilead Sciences	9,434	1,104
HCA Holdings *	18,053	1,638
Henry Schein *	9,633	1,369
Horizon Pharma *	35,113	1,220
Humana	13,643	2,610
Intercept Pharmaceuticals *	649	157
Johnson & Johnson	1,970	192
Laboratory Corp of America Holdings *	5,951	721
Medtronic	22,647	1,678

New Covenant Funds / Annual Report / June 30, 2015	13

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Concluded)

June 30, 2015

Description	Shares	Market Value ($ Thousands)
Merck	57,140	$3,253
Mettler-Toledo International *	2,058	703
Mylan *	7,674	521
Patterson	5,105	248
Pfizer	64,838	2,174
United Therapeutics *	17,952	3,123
UnitedHealth Group	11,839	1,444
Vertex Pharmaceuticals *	31,622	3,905
Waters *	7,736	993
Zoetis, Cl A	7,958	384
ZS Pharma *	5,452	285

		55,671

Industrials — 8.0%
3M	12,716	1,962
Air Lease, Cl A	5,193	176
Allegion	6,577	396
Allison Transmission Holdings	10,377	304
American Airlines Group	75,628	3,020
BE Aerospace	7,594	417
Cummins	10,716	1,406
Deere	17,773	1,725
Delta Air Lines	72,282	2,969
FedEx	1,506	257
Fluor	7,652	406
General Electric	60,080	1,596
Hertz Global Holdings *	15,920	289
Hexcel	3,966	197
Honeywell International	3,560	363
IHS, Cl A *	64	8
Jacobs Engineering Group *	13,270	539
Joy Global	14,706	532
Kansas City Southern	20,363	1,857
MSC Industrial Direct, Cl A	12,298	858
Norfolk Southern	18,489	1,615
Oshkosh	37,837	1,604
Parker Hannifin	2,761	321
Precision Castparts	2,607	521
Quanta Services *	22,312	643
Spirit Aerosystems Holdings, Cl A *	7,043	388
Spirit Airlines *	17,091	1,062
Terex	26,630	619
Union Pacific	44,493	4,243
United Technologies	17,729	1,967
WESCO International *	3,332	229
WW Grainger	3,582	847

		33,336

Information Technology — 17.9%
Adobe Systems *	27,165	2,201
Alliance Data Systems *	10,411	3,039
Apple	55,532	6,965
Applied Materials	222,457	4,276
ARRIS Group *	5,929	182

Description	Shares	Market Value ($ Thousands)
Autodesk *	29,939	$1,499
Cisco Systems	175,824	4,828
Cognizant Technology Solutions, Cl A *	28,127	1,718
eBay *	3,434	207
EMC	21,420	565
Facebook, Cl A *	64,008	5,490
Google, Cl A *	14,685	7,930
Google, Cl C *	2,854	1,485
Intel	6,099	186
International Business Machines	12,494	2,032
Lam Research	20,498	1,668
LinkedIn, Cl A *	7,800	1,612
Marvell Technology Group	21,188	279
Mastercard, Cl A	51,550	4,819
Microchip Technology	4,160	197
Micron Technology *	103,188	1,944
Microsoft	92,020	4,063
Oracle	64,252	2,589
Salesforce.com *	51,756	3,604
Solera Holdings	7,350	327
Splunk *	12,423	865
Teradata *	15,349	568
Texas Instruments	58,406	3,008
Visa, Cl A	43,327	2,910
VMware, Cl A *	3,338	286
Workday, Cl A *	15,630	1,194
Yahoo! *	49,677	1,952

		74,488

Materials — 3.0%
Air Products & Chemicals	11,000	1,505
Alcoa	13,515	151
Ball	2,766	194
Dow Chemical	10,390	532
Eastman Chemical	13,195	1,079
Ecolab	24,725	2,796
International Flavors & Fragrances	3,176	347
Louisiana-Pacific *	11,345	193
Nucor	4,526	199
Owens-Illinois *	20,246	464
PPG Industries	15,836	1,817
Praxair	6,635	793
Reliance Steel & Aluminum	28,794	1,742
Sherwin-Williams	1,003	276
Sigma-Aldrich	3,347	466

		12,554

Telecommunication Services — 1.3%
CenturyLink	6,382	187
Level 3 Communications *	27,337	1,440
Sprint *	160,992	734
Verizon Communications	68,007	3,170

		5,531

14	New Covenant Funds / Annual Report / June 30, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Utilities — 0.6%
Exelon	13,100	$412
NextEra Energy	13,067	1,281
Sempra Energy	8,646	855

		2,548

		344,274

Total Common Stock (Cost $346,522) ($ Thousands)		396,486

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.110%, 02/04/2016 (A)	83	83

Total U.S. Treasury Obligation (Cost $83) ($ Thousands)		83

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010% **†	10,750,050	10,750

Total Cash Equivalent (Cost $10,750) ($ Thousands)		10,750

TIME DEPOSIT — 2.2%
Brown Brothers Harriman
0.030%, 07/01/2015	$9,124	9,124

Total Time Deposit (Cost $9,124) ($ Thousands)		9,124

Total Investments — 100.1% (Cost $366,479) ($ Thousands)		$416,443

Percentages are based on a Net Assets of $416,158 ($ Thousands).

‡	Real Estate Investment Trust

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of June 30, 2015.

†	Investment in Affiliated Security (See Note 3).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Security is a Master Limited Partnership. At June 30, 2015, such security amounted to $1,731 ($ Thousands), or 0.4% of Net Assets (See Note 2).

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

The following is a list of the inputs used as of June 30, 2015 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$396,486	$—	$—	$396,486
U.S. Treasury Obligation	—	83	—	83
Cash Equivalent	10,750	—	—	10,750
Time Deposit	9,124	—	—	9,124

Total Investments in Securities	$416,360	$83	$—	$416,443

For the year ended June 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilites.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2015	15

SCHEDULE OF INVESTMENTS

New Covenant Income Fund

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 36.2%

Agency Mortgage-Backed Obligations — 30.9%
FHLMC
6.500%, 09/01/2039	$109	$124
5.500%, 12/01/2036	126	142
5.500%, 08/01/2038	105	117
5.500%, 11/01/2038	107	120
5.500%, 12/01/2038	534	600
5.000%, 12/01/2020	261	278
5.000%, 05/01/2022	107	116
5.000%, 04/01/2024	108	118
5.000%, 08/01/2038	32	35
5.000%, 03/01/2039	38	42
5.000%, 02/01/2040	465	515
4.000%, 09/01/2040	141	150
4.000%, 04/01/2043	182	194
4.000%, 06/01/2043	93	99
4.000%, 06/01/2043	96	102
4.000%, 07/01/2043	85	91
4.000%, 07/01/2043	87	92
4.000%, 08/01/2043	92	99
3.976%, 07/01/2040 (A)	257	270
3.500%, 08/01/2033	82	86
3.500%, 11/01/2042	178	184
3.500%, 01/01/2043	185	191
3.500%, 02/01/2043	94	97
3.500%, 05/01/2043	962	993
3.500%, 05/01/2043	342	353
3.500%, 06/01/2043	896	924
3.500%, 07/01/2043	961	992
3.500%, 03/01/2045	871	900
FHLMC, Ser 2011-3947, Cl SG, IO
5.765%, 10/15/2041 (A)	681	122
FHLMC, Ser 2012-4073, Cl MF
0.636%, 08/15/2039 (A)	339	341

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC, Ser 2012-4099, Cl ST, IO
5.815%, 08/15/2042 (A)	$239	$52
FHLMC, Ser 2012-4139, Cl SB, IO
5.965%, 12/15/2042 (A)	78	19
FHLMC, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	640	111
FHLMC, Ser 2014-326, Cl F2
0.736%, 03/15/2044 (A)	552	557
FHLMC, Ser 2014-4310, Cl SA, IO
5.765%, 02/15/2044 (A)	93	20
FHLMC, Ser 2014-4335, Cl SW, IO
5.815%, 05/15/2044 (A)	187	41
FHLMC, Ser 2014-4415, Cl IO, IO
1.785%, 04/15/2041 (A)	181	13
FHLMC CMO, Ser 2005-2990, Cl UZ
5.750%, 06/15/2035	750	858
FHLMC CMO, Ser 2007-3349, Cl AS, IO
6.315%, 07/15/2037 (A)	910	163
FHLMC CMO, Ser 2009-3558, Cl G
4.000%, 08/15/2024	270	293
FHLMC CMO, Ser 2012-274, Cl F1
0.686%, 08/15/2042 (A)	423	422
FHLMC CMO, Ser 2012-279, Cl F6
0.636%, 09/15/2042 (A)	408	411
FHLMC CMO, Ser 2012-4013, Cl AI, IO
4.000%, 02/15/2039	492	74
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	398	43
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	919	96
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	1,151	149
FHLMC CMO, Ser 2012-4097, Cl ST, IO
5.865%, 08/15/2042 (A)	76	16
FHLMC CMO, Ser 2012-4136, Cl SQ, IO
5.965%, 11/15/2042 (A)	79	18
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.065%, 09/15/2042 (A)	391	75
FHLMC CMO, Ser 2013-4219, Cl JA
3.500%, 08/15/2039	847	895
FHLMC CMO, Ser 2013-4231, Cl FB
0.636%, 07/15/2038 (A)	515	519
FHLMC CMO, Ser K038, Cl A2
3.389%, 03/25/2024	114	119
FHLMC Multifamily Structured Pass Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	120	120
FHLMC Multifamily Structured Pass-Through Certificates, Ser K715, Cl X1, IO
1.167%, 01/25/2021 (A)	3,229	174

16	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSMC, Cl A2
2.615%, 01/25/2023	$500	$498
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M2
2.587%, 08/25/2024 (A)	360	359
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M2
2.687%, 08/25/2024 (A)	250	251
FHLMC TBA
3.500%, 08/25/2041	300	308
2.500%, 07/15/2027	1,000	1,012
FNMA
7.000%, 11/01/2037	8	9
7.000%, 12/01/2037	5	6
7.000%, 02/01/2038	6	6
7.000%, 09/01/2038	2	2
7.000%, 11/01/2038	39	46
7.000%, 11/01/2038	6	7
7.000%, 11/01/2038	6	7
7.000%, 11/01/2038	4	4
6.500%, 08/01/2017	56	59
6.500%, 01/01/2038	171	190
6.500%, 05/01/2040	505	580
6.000%, 07/01/2037	79	90
6.000%, 09/01/2037	114	129
6.000%, 11/01/2038	189	214
5.913%, 10/01/2017	401	436
5.500%, 09/01/2034	576	649
5.500%, 02/01/2035	339	382
5.479%, 06/01/2017	1,649	1,749
5.000%, 01/01/2021	205	218
5.000%, 11/01/2025	147	162
5.000%, 06/01/2035	175	194
5.000%, 02/01/2036	295	326
5.000%, 03/01/2040	236	260
5.000%, 06/01/2040	525	583
5.000%, 06/01/2040	42	47
5.000%, 06/01/2040	417	463
4.603%, 04/01/2020	1,325	1,458
4.514%, 12/01/2019	927	1,022
4.501%, 01/01/2020	734	811
4.500%, 01/01/2041	23	25
4.500%, 09/01/2043	23	25
4.500%, 09/01/2043	185	204
4.500%, 10/01/2043	186	205
4.500%, 11/01/2043	92	101
4.500%, 12/01/2043	92	101
4.500%, 01/01/2044	93	102
4.500%, 07/01/2044	189	207
4.500%, 08/01/2044	139	150
4.500%, 08/01/2044	519	561
4.500%, 10/01/2044	1,137	1,246
4.500%, 01/01/2045	97	107

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.377%, 11/01/2019	$503	$550
4.000%, 06/01/2025	320	342
4.000%, 09/01/2041	550	585
4.000%, 04/01/2042	4,521	4,814
4.000%, 07/01/2042	829	885
4.000%, 11/01/2042	172	184
4.000%, 06/01/2043	167	178
4.000%, 06/01/2043	96	102
4.000%, 06/01/2043	87	93
4.000%, 06/01/2043	85	91
4.000%, 06/01/2043	87	93
4.000%, 07/01/2043	178	189
4.000%, 07/01/2043	80	86
4.000%, 07/01/2043	176	189
4.000%, 08/01/2043	95	102
4.000%, 01/01/2045	98	105
3.700%, 12/01/2020	333	356
3.695%, 01/01/2021	1,590	1,708
3.500%, 12/01/2032	1,117	1,169
3.500%, 04/01/2033	166	174
3.500%, 05/01/2033	452	474
3.500%, 08/01/2033	83	87
3.500%, 10/01/2033	81	85
3.500%, 11/01/2033	82	86
3.500%, 12/01/2033	82	86
3.500%, 03/01/2043	1,059	1,094
3.500%, 04/01/2043	617	637
3.500%, 06/01/2043	913	943
3.450%, 11/01/2023	694	729
3.030%, 12/01/2021	704	730
2.810%, 04/01/2025	160	157
2.740%, 06/01/2023	591	594
2.500%, 10/01/2042	921	885
2.480%, 06/01/2019	978	1,001
2.400%, 12/01/2022	250	248
2.393%, 01/01/2036 (A)	97	104
2.309%, 03/01/2036 (A)	56	60
2.260%, 12/01/2022	1,000	987
1.940%, 07/01/2019	394	395
1.852%, 05/01/2043 (A)	1,728	1,781
0.671%, 11/01/2023 (A)	579	578
0.651%, 12/01/2023 (A)	500	503
0.531%, 01/01/2023 (A)	475	475
0.521%, 01/01/2023 (A)	500	501
0.000%, 07/31/2045	100	25
0.000%, 09/25/2047	100	6
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	321	334
FNMA, Ser 2010-100, Cl SD, IO
6.393%, 09/25/2040 (A)	945	183
FNMA, Ser 2014-47, Cl AI, IO
1.822%, 08/25/2044 (A)	868	64
FNMA, Ser M3, Cl X2, IO
0.388%, 10/25/2024 (A)	4,951	145

New Covenant Funds / Annual Report / June 30, 2015	17

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA, Ser M5, Cl SA, IO
4.299%, 01/25/2017 (A)	$2,499	$17
FNMA, Ser M6, Cl FA
0.468%, 12/25/2017 (A)	132	132
FNMA, Ser M7, Cl AB2
2.502%, 12/25/2024	100	96
FNMA CMO, Ser 1992-1, Cl F
0.987%, 01/25/2022 (A)	124	126
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	794	889
FNMA CMO, Ser 2004-90, Cl LH
5.000%, 04/25/2034	638	673
FNMA CMO, Ser 2005-22, Cl DA
5.500%, 12/25/2034	535	583
FNMA CMO, Ser 2011-44, Cl EB
3.000%, 05/25/2026	500	514
FNMA CMO, Ser 2012-108, Cl F
0.687%, 10/25/2042 (A)	406	411
FNMA CMO, Ser 2012-128, Cl SL, IO
5.965%, 11/25/2042 (A)	83	21
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.965%, 11/25/2042 (A)	84	21
FNMA CMO, Ser 2012-74, Cl AI, IO
3.000%, 07/25/2027	1,446	167
FNMA CMO, Ser 2012-93, Cl SG, IO
5.913%, 09/25/2042 (A)	304	62
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	1,112	132
FNMA CMO, Ser 2012-M11, Cl FA
0.704%, 08/25/2019 (A)	96	96
FNMA CMO, Ser 2013-M7, Cl A2
2.280%, 12/27/2022	219	215
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.385%, 07/25/2024 (A)	226	225
FNMA TBA
5.000%, 07/15/2038	1,100	1,215
4.500%, 07/01/2037	1,600	1,730
4.000%, 08/13/2039	900	951
3.500%, 07/25/2026	1,400	1,476
3.500%, 08/01/2040	1,500	1,542
3.000%, 07/01/2026	2,300	2,383
2.500%, 07/01/2027	200	202
FREMF 2014-K503 Mortgage Trust, Ser K503, Cl C
3.079%, 10/25/2047 (A)(B)	140	138
GNMA
5.500%, 02/20/2037	159	181
5.500%, 07/20/2038	88	99
5.500%, 01/15/2039	201	226
5.000%, 12/20/2038	68	73
5.000%, 03/15/2039	211	234
5.000%, 03/20/2039	148	157
5.000%, 07/20/2040	1,933	2,153
4.863%, 06/20/2061	1,440	1,535

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.826%, 06/20/2061	$1,415	$1,556
4.697%, 09/20/2061	1,313	1,410
4.650%, 12/20/2060	1,338	1,418
4.626%, 07/20/2061	1,374	1,469
4.500%, 07/20/2038	79	82
4.500%, 05/20/2040	1,100	1,200
4.500%, 01/20/2041	627	685
4.500%, 07/20/2041	240	262
4.295%, 07/20/2061	1,296	1,377
2.500%, 02/20/2027	1,780	1,824
GNMA, Ser 186, Cl IO, IO
0.869%, 08/16/2054 (A)	2,058	143
GNMA, Ser 2012-34, Cl SA, IO
5.863%, 03/20/2042 (A)	73	16
GNMA, Ser 2012-H30, Cl GA
0.532%, 12/20/2062 (A)	1,285	1,280
GNMA, Ser 2013-H04, Cl BA
1.650%, 02/20/2063	488	487
GNMA, Ser 2013-H08, Cl BF
0.578%, 03/20/2063 (A)	1,175	1,172
GNMA, Ser 2014-105, IO
1.100%, 06/16/2054	1,869	145
GNMA, Ser 7, Cl IO, IO
0.959%, 01/16/2057 (A)	1,516	126
GNMA, Ser 85, Cl IA, IO
0.833%, 03/16/2047 (A)	3,705	202
GNMA, Ser 95, Cl IO, IO
0.711%, 04/16/2047 (A)	2,462	140
GNMA CMO, Ser 2009-108, Cl WG
4.000%, 09/20/2038	448	468
GNMA CMO, Ser 2011-147, Cl A
2.174%, 07/16/2038	1,107	1,108
GNMA CMO, Ser 2012-22, Cl AB
1.661%, 03/16/2033	568	571
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	209	26
GNMA CMO, Ser 2012-77, Cl KI, IO
7.500%, 04/20/2031	97	21
GNMA CMO, Ser 2012-H18, Cl NA
0.702%, 08/20/2062 (A)	317	319
GNMA CMO, Ser 2013-H21, Cl FB
0.882%, 09/20/2063 (A)	693	700
GNMA TBA
3.500%, 07/01/2042	700	726
3.500%, 08/15/2042	400	414
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	350	359
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	292	298

		93,967

18	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 5.3%
A10 Term Asset Financing, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	$182	$183
A10 Term Asset Financing, Ser 2014-1, Cl A1
1.720%, 04/15/2033 (B)	250	249
American Home Mortgage Investment Trust, Ser 2005-1, Cl 7A1
2.423%, 06/25/2045 (A)	239	237
BAMLL Commercial Mortgage Securities Trust 2015-200P, Ser 200P, Cl A
3.218%, 04/14/2033 (A)(B)	180	176
Banc of America Commercial Mortgage Trust, Ser 2006-1, Cl A4
5.372%, 09/10/2045 (A)	190	191
Banc of America Funding, Ser 2012-R6, Cl 1A1
3.000%, 10/26/2039 (B)(D)	120	119
Banc of America Mortgage Trust, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034	33	33
Banc of America Mortgage Trust, Ser 2004-9, Cl 3A1
6.500%, 09/25/2032	71	74
BCAP Trust, Ser 2012-RR10, Cl 3A1
0.375%, 05/26/2036 (A)(B)	226	216
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
0.827%, 07/25/2034 (A)	190	181
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	19	19
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
0.936%, 06/15/2033 (A)(B)	280	278
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	102
COMM Mortgage Trust, Ser 2014-PAT, Cl A
0.986%, 08/13/2027 (A)(B)	116	116
COMM Mortgage Trust, Ser CR5, Cl AM
3.223%, 12/10/2022 (B)	590	594
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, Cl A5A
5.116%, 06/10/2044 (A)	37	37
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	10	10
Commercial Mortgage Pass-Through Certificates, Ser 2012-MVP, Cl A
2.124%, 11/17/2026 (A)(B)	33	33

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (B)	$100	$101
Commercial Mortgage Trust, Ser 2013-CC13, Cl XA, IO
1.003%, 12/10/2023 (A)	777	42
Commercial Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	50	53
Commercial Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
Commercial Mortgage Trust, Ser 2013-CR12, Cl C
5.085%, 10/10/2046 (A)	10	11
Commercial Mortgage Trust, Ser 2014-TWC, Cl A
1.036%, 02/13/2032 (A)(B)	200	199
Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033	390	397
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (A)	10	10
CSMC, Ser 2010-11R, Cl A6
1.174%, 06/28/2047 (A)(B)	319	307
CSMC Trust, Ser 2014-TIKI, Cl A
1.134%, 09/15/2038 (A)(B)	310	308
CSMC Trust, Ser 2014-TIKI, Cl B
1.536%, 09/15/2038 (A)(B)	233	231
DBRR Trust, Ser 2013-EZ2, Cl A
0.853%, 02/25/2045 (A)(B)	6	6
DBRR Trust, Ser 2013-EZ3, Cl A
1.636%, 12/18/2049 (A)(B)	127	128
FDIC Trust, Ser 2013-N1, Cl A
4.500%, 10/25/2018 (B)	27	27
GE Business Loan Trust, Ser 1A, Cl A
0.356%, 04/16/2035 (A)(B)	525	498
GMAC Commercial Mortgage Securities Trust, Ser 2004-C2, Cl A4
5.301%, 08/10/2038 (A)	3	3
GMAC Commercial Mortgage Securities Trust, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	300	304
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	80	87
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.086%, 07/15/2029 (A)(B)	205	205
Homestar Mortgage Acceptance, Ser 2004-6, Cl M2
0.857%, 01/25/2035 (A)	689	665

New Covenant Funds / Annual Report / June 30, 2015	19

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.435%, 04/25/2037 (A)	$174	$160
JP Morgan Chase Commercial Mortgage Securities, Ser LC9, Cl AS
3.353%, 12/15/2022 (B)	380	384
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045	210	227
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.081%, 11/15/2045 (A)	50	53
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.887%, 01/15/2047 (A)	30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.561%, 09/15/2047 (A)	80	80
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	10	11
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl C
2.286%, 08/15/2027 (A)(B)	110	110
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 5A2
2.517%, 02/25/2035 (A)	103	104
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl A4
5.372%, 09/15/2039	103	107
Lehman Brothers Small Balance Commercial, Ser 2A, Cl 1A
0.437%, 09/25/2030 (A)(B)	248	233
MASTR Alternative Loans Trust, Ser 2004-2, Cl 4A1
5.000%, 02/25/2019	75	77
MASTR Asset Securitization Trust, Ser 2003-11, Cl 8A1
5.500%, 12/25/2033	225	239
MASTR Asset Securitization Trust, Ser 2003-7, Cl 1A1
5.500%, 09/25/2033	68	70
MASTR Seasoned Securities Trust, Ser 2004-2, Cl A2
6.500%, 08/25/2032	101	109
Merrill Lynch Mortgage Trust, Ser 2005-CKI1, Cl A6
5.275%, 11/12/2037 (A)	43	43
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.082%, 07/15/2046 (A)	120	129
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	40	40

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	$21	$21
Morgan Stanley Capital I, Ser 2006-T23, Cl A4
6.010%, 08/12/2041 (A)	215	222
Morgan Stanley Capital I, Ser 2014-CPT, Cl AM
3.516%, 07/13/2029 (A)(B)	490	502
Morgan Stanley Capital I, Ser 2014-CPT, Cl B
3.560%, 07/13/2029 (A)(B)	400	407
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	66	66
Morgan Stanley Re-Remic Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	135	135
MSCG Trust 2015, Ser ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	414
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	133	135
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	113	114
NorthStar Mortgage Trust, Ser 2013-1A, Cl A
2.031%, 08/25/2029 (A)(B)	162	162
Ores, Ser 2013-LV2, Cl A
3.081%, 09/25/2025 (B)	45	45
RAIT Trust, Ser 2014-FL3, Cl A
1.424%, 12/15/2031 (A)(B)	245	247
RALI Trust, Ser 2003-QS13, Cl A5
0.835%, 07/25/2033 (A)	84	78
RALI Trust, Ser 2004-QS5, Cl A1
4.600%, 04/25/2034	92	93
Residential Asset Securitization Trust, Ser 2003-A7, Cl A12
5.500%, 07/25/2033	246	259
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 4A
2.462%, 12/25/2034 (A)	107	104
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
0.487%, 12/20/2034 (A)	300	292
Sequoia Mortgage Trust, Ser 2004-5, Cl A2
0.707%, 06/20/2034 (A)	148	144
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl A
2.220%, 10/25/2057 (A)(B)	168	168

20	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A)(B)	$62	$62
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A)(B)	168	168
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl M1
2.310%, 06/25/2058 (A)(B)	103	103
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl M1
3.520%, 12/25/2065 (A)(B)	249	254
Springleaf Mortgage Loan Trust, Ser 2013-3A, Cl A
1.870%, 09/25/2057 (A)(B)	313	312
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A2
2.398%, 03/25/2034 (A)	354	356
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
2.230%, 04/25/2045 (A)	242	243
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	119
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	76
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.739%, 05/10/2063 (A)(B)	477	34
Vendee Mortgage Trust, Ser 2003-2, Cl Z
5.000%, 05/15/2033	805	908
Wells Fargo, Ser 2005-AR3, Cl 1A1
2.666%, 03/25/2035 (A)	212	213
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl XA, IO
1.478%, 08/15/2050 (A)	2,613	215
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.614%, 06/15/2045 (A)(B)	1,288	102
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	162
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.444%, 05/15/2045 (A)(B)	1,420	109
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.377%, 10/15/2057 (A)	270	281
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.719%, 10/15/2057 (A)	1,223	55
WFRBS Commercial Mortgage Trust, Ser C10, Cl XA, IO
1.780%, 12/15/2045 (A)(B)	1,269	117

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WFRBS Commercial Mortgage Trust, Ser C23, Cl C
3.850%, 10/15/2057 (A)	$150	$144

		16,300

Total Mortgage-Backed Securities (Cost $108,302) ($ Thousands)		110,267

CORPORATE OBLIGATIONS — 22.5%

Consumer Discretionary — 1.5%
21st Century Fox America
9.500%, 07/15/2024	80	111
Amazon.com
3.800%, 12/05/2024	310	311
3.300%, 12/05/2021	89	90
American Honda Finance
2.250%, 08/15/2019	50	51
1.550%, 12/11/2017	34	34
1.000%, 08/11/2015 (B)	490	490
Bed Bath & Beyond
3.749%, 08/01/2024	37	37
CBS
3.700%, 08/15/2024	94	92
Daimler Finance North America
2.250%, 07/31/2019 (B)	200	199
DIRECTV Holdings
3.950%, 01/15/2025	14	14
3.800%, 03/15/2022	90	90
Ford Motor Credit
8.125%, 01/15/2020	340	415
5.875%, 08/02/2021	230	262
3.000%, 06/12/2017	200	205
1.684%, 09/08/2017	200	199
Historic TW
6.625%, 05/15/2029	50	59
Home Depot
2.625%, 06/01/2022	32	32
Hyundai Capital America
1.625%, 10/02/2015 (B)	180	180
Johnson Controls
3.625%, 07/02/2024	23	23
Macy’s Retail Holdings
2.875%, 02/15/2023	33	32
NBC Universal Media
2.875%, 01/15/2023	100	97
NBC Universal Media
4.375%, 04/01/2021	10	11
Nissan Motor Acceptance
1.800%, 03/15/2018 (B)	102	102
TCI Communications
8.750%, 08/01/2015	536	539
7.875%, 02/15/2026	240	324

New Covenant Funds / Annual Report / June 30, 2015	21

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Time Warner
7.570%, 02/01/2024	$20	$25
4.750%, 03/29/2021	50	54
3.600%, 07/15/2025	80	78
Time Warner Cable
5.000%, 02/01/2020	350	378
Viacom
4.250%, 09/01/2023	30	30
2.750%, 12/15/2019	21	21
Walt Disney
0.450%, 12/01/2015	13	13

		4,598

Consumer Staples — 1.5%
Bunge Finance
8.500%, 06/15/2019	60	72
ConAgra Foods
2.100%, 03/15/2018	12	12
1.300%, 01/25/2016	10	10
Costco Wholesale
2.250%, 02/15/2022	39	38
CVS Health
4.125%, 05/15/2021	300	321
HJ Heinz
3.950%, 07/15/2025 (B)	208	209
2.800%, 07/02/2020 (B)	100	100
Kimberly-Clark
6.125%, 08/01/2017	140	154
Kraft Foods Group
5.375%, 02/10/2020	86	96
3.500%, 06/06/2022	130	130
Kroger
8.000%, 09/15/2029	40	54
4.000%, 02/01/2024	260	269
3.900%, 10/01/2015	660	665
Mondelez International
4.000%, 02/01/2024	300	311
PepsiCo
3.000%, 08/25/2021	290	297
2.750%, 03/05/2022	80	80
2.500%, 05/10/2016	280	285
1.250%, 08/13/2017	52	52
0.700%, 08/13/2015	250	250
Sysco
3.000%, 10/02/2021	9	9
Tyson Foods
4.875%, 08/15/2034	150	151
3.950%, 08/15/2024	147	148
Walgreens Boots Alliance
3.300%, 11/18/2021	57	57
Wal-Mart Stores
4.250%, 04/15/2021	210	230
3.300%, 04/22/2024	38	38

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WM Wrigley Jr
2.900%, 10/21/2019 (B)	$360	$367
2.400%, 10/21/2018 (B)	140	142

		4,547

Energy — 1.9%
Anadarko Holding
7.150%, 05/15/2028	80	98
Anadarko Petroleum
6.375%, 09/15/2017	390	428
5.950%, 09/15/2016	40	42
Apache
3.250%, 04/15/2022	303	298
2.625%, 01/15/2023	40	38
Baker Hughes
3.200%, 08/15/2021	90	92
Buckeye Partners
4.875%, 02/01/2021	50	52
4.150%, 07/01/2023	59	57
Cameron International
4.000%, 12/15/2023	10	10
Canadian Natural Resources
3.450%, 11/15/2021	60	61
Chevron
3.191%, 06/24/2023	33	33
2.355%, 12/05/2022	55	53
CNOOC Finance 2015 Australia Pty
2.625%, 05/05/2020	200	197
CNOOC Finance 2015 USA
3.500%, 05/05/2025	330	318
ConocoPhillips
6.000%, 01/15/2020	20	23
2.200%, 05/15/2020	12	12
Continental Resources
5.000%, 09/15/2022	10	10
Devon Energy
6.300%, 01/15/2019	320	362
3.250%, 05/15/2022	38	38
Ecopetrol
5.375%, 06/26/2026	179	177
Energy Transfer Partners
4.750%, 01/15/2026	27	27
4.050%, 03/15/2025	16	15
3.600%, 02/01/2023	45	43
EnLink Midstream Partners LP
4.150%, 06/01/2025	52	51
Ensco
5.200%, 03/15/2025	16	16
4.700%, 03/15/2021	120	122
Enterprise Products Operating
3.900%, 02/15/2024	42	42
3.750%, 02/15/2025	47	46
EOG Resources
2.625%, 03/15/2023	26	25

22	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Exxon Mobil
2.397%, 03/06/2022	$60	$59
Gulf South Pipeline
4.000%, 06/15/2022	80	77
Halliburton
3.500%, 08/01/2023	107	108
Hess
8.125%, 02/15/2019	90	107
7.875%, 10/01/2029	70	88
Kerr-McGee
7.875%, 09/15/2031	50	64
Magellan Midstream Partners
4.250%, 02/01/2021	70	74
3.200%, 03/15/2025	14	13
Marathon Oil
6.000%, 10/01/2017	122	133
Nabors Industries
4.625%, 09/15/2021	60	60
National Oilwell Varco
1.350%, 12/01/2017	18	18
Noble Energy
4.150%, 12/15/2021	320	333
3.900%, 11/15/2024	28	28
Noble Holding International
4.000%, 03/16/2018	6	6
Occidental Petroleum
3.500%, 06/15/2025	23	23
3.125%, 02/15/2022	100	100
2.700%, 02/15/2023	47	45
ONEOK Partners
4.900%, 03/15/2025	200	198
Petrobras Global Finance BV
6.850%, 06/05/2115	150	123
Petrodrill Four
4.240%, 01/15/2016	162	163
Plains All American Pipeline
3.600%, 11/01/2024	55	53
2.600%, 12/15/2019	21	21
Shell International Finance BV
3.250%, 05/11/2025	190	188
2.125%, 05/11/2020	56	56
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	304
Spectra Energy Capital
5.650%, 03/01/2020	133	144
Spectra Energy Partners
2.950%, 09/25/2018	23	24
Suncor Energy
3.600%, 12/01/2024	35	35
Sunoco Logistics Partners Operations
5.500%, 02/15/2020	60	66
4.250%, 04/01/2024	23	22
Texas Eastern Transmission
2.800%, 10/15/2022 (B)	92	86

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Tosco
7.800%, 01/01/2027	$50	$65
Total Capital Canada
2.750%, 07/15/2023	56	54
TransCanada PipeLines
3.750%, 10/16/2023	50	51
2.500%, 08/01/2022	40	38

		5,813

Financials — 9.6%
ACE INA Holdings
3.150%, 03/15/2025	74	72
AIG Global Funding
1.650%, 12/15/2017 (B)	26	26
Allstate
3.150%, 06/15/2023	28	28
American Express
2.650%, 12/02/2022	425	409
American Express Credit
2.375%, 05/26/2020	39	39
American International Group
4.875%, 06/01/2022	15	16
4.125%, 02/15/2024	59	61
American Tower
3.500%, 01/31/2023 ‡	50	48
American Tower Trust I
3.070%, 03/15/2023 ‡(B)	80	78
1.551%, 03/15/2018 ‡(B)	100	99
Aon
3.500%, 06/14/2024	45	44
Bank of America
10.200%, 07/15/2015	264	265
7.625%, 06/01/2019	75	89
6.875%, 04/25/2018	390	441
5.625%, 07/01/2020	280	316
5.420%, 03/15/2017	200	212
5.000%, 05/13/2021	360	395
5.000%, 01/21/2044	370	384
4.250%, 10/22/2026	38	37
4.200%, 08/26/2024	210	210
4.125%, 01/22/2024	370	379
4.100%, 07/24/2023	280	288
4.000%, 04/01/2024	440	448
4.000%, 01/22/2025	80	78
3.950%, 04/21/2025	104	100
3.300%, 01/11/2023	60	59
2.600%, 01/15/2019	170	172
1.950%, 05/12/2018	33	33
Bank of Montreal
2.550%, 11/06/2022	145	141
1.400%, 09/11/2017	86	86
Bank of New York Mellon
4.600%, 01/15/2020	136	150

New Covenant Funds / Annual Report / June 30, 2015	23

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bank of Nova Scotia
1.850%, 04/14/2020	$130	$129
1.450%, 04/25/2018	200	199
Barclays Bank
10.179%, 06/12/2021 (B)	370	490
Barrick North America Finance
4.400%, 05/30/2021	90	92
BB&T
6.850%, 04/30/2019	240	281
2.450%, 01/15/2020	110	110
1.600%, 08/15/2017	56	56
Bear Stearns
7.250%, 02/01/2018	140	159
Berkshire Hathaway Finance
3.000%, 05/15/2022	154	156
BlackRock
3.500%, 03/18/2024	25	25
3.375%, 06/01/2022	33	34
Blackstone Holdings Finance
4.750%, 02/15/2023 (B)	66	71
Canadian Imperial Bank of Commerce
0.900%, 10/01/2015	35	35
Capital One Bank USA
3.375%, 02/15/2023	300	291
Caterpillar Financial Services
2.850%, 06/01/2022	53	53
1.250%, 11/06/2017	43	43
Citigroup
6.125%, 11/21/2017	815	896
5.500%, 09/13/2025	196	212
5.375%, 08/09/2020	78	87
5.300%, 05/06/2044	60	61
4.400%, 06/10/2025	160	159
4.300%, 11/20/2026	130	127
4.050%, 07/30/2022	40	41
3.500%, 05/15/2023	100	98
1.850%, 11/24/2017	56	56
1.800%, 02/05/2018	84	84
1.700%, 04/27/2018	150	149
CME Group
3.000%, 09/15/2022	80	80
3.000%, 03/15/2025	29	28
CNA Financial
5.875%, 08/15/2020	162	185
3.950%, 05/15/2024	170	169
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875%, 02/08/2022	50	52
Credit Suisse NY
2.300%, 05/28/2019	310	309
Crown Castle Towers
3.222%, 05/15/2022 (B)	31	31
Duke Realty
3.875%, 02/15/2021 ‡	84	87

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Equity Commonwealth
5.875%, 09/15/2020 ‡	$70	$77
ERAC USA Finance
4.500%, 08/16/2021 (B)	80	86
1.400%, 04/15/2016 (B)	22	22
ERP Operating LP
5.375%, 08/01/2016 ‡	104	109
4.625%, 12/15/2021 ‡	104	113
Fifth Third Bancorp
2.300%, 03/01/2019	20	20
General Electric Capital
6.000%, 08/07/2019	1,629	1,862
4.650%, 10/17/2021	180	197
4.375%, 09/16/2020	10	11
2.100%, 12/11/2019	40	40
1.625%, 07/02/2015	184	184
1.000%, 12/11/2015	25	25
Glencore Funding
2.875%, 04/16/2020 (B)	350	343
Goldman Sachs Group
6.150%, 04/01/2018	320	356
6.000%, 06/15/2020	480	548
5.950%, 01/18/2018	660	725
5.375%, 03/15/2020	320	356
5.350%, 01/15/2016	427	437
4.000%, 03/03/2024	480	488
3.750%, 05/22/2025	14	14
2.600%, 04/23/2020	38	38
HCP
4.250%, 11/15/2023 ‡	23	23
2.625%, 02/01/2020 ‡	145	144
Health Care
4.500%, 01/15/2024 ‡	77	80
HSBC Finance
6.676%, 01/15/2021	180	208
1.625%, 01/16/2018	250	249
IntercontinentalExchange Group
4.000%, 10/15/2023	53	55
2.500%, 10/15/2018	66	67
International Lease Finance
6.750%, 09/01/2016 (B)	110	116
Invesco Finance
4.000%, 01/30/2024	29	30
Itau Unibanco Holding
2.850%, 05/26/2018 (B)	390	387
Jackson National Life Global Funding
0.529%, 07/29/2016 (A)(B)	150	150
Jefferies Group
6.875%, 04/15/2021	136	156
John Deere Capital
2.250%, 04/17/2019	60	60
1.700%, 01/15/2020	49	48
1.200%, 10/10/2017	22	22

24	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase
3.875%, 09/10/2024	$360	$354
3.375%, 05/01/2023	150	146
3.150%, 07/05/2016	100	102
KeyCorp
5.100%, 03/24/2021	72	80
Liberty Mutual Insurance
8.500%, 05/15/2025 (B)	100	125
Lincoln National
8.750%, 07/01/2019	35	43
Lloyds Bank
2.300%, 11/27/2018	260	263
Marsh & McLennan
3.500%, 03/10/2025	31	31
2.350%, 03/06/2020	44	44
MassMutual Global Funding II
2.500%, 10/17/2022 (B)	106	102
MetLife
6.750%, 06/01/2016	290	305
1.903%, 12/15/2017	110	111
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (B)	313	312
Morgan Stanley
5.625%, 09/23/2019	200	224
5.500%, 01/26/2020	100	112
5.500%, 07/28/2021	280	316
3.950%, 04/23/2027	25	24
3.700%, 10/23/2024	33	33
2.800%, 06/16/2020	76	76
MUFG Americas Holdings
2.250%, 02/10/2020	29	29
Navient
3.875%, 09/10/2015	110	110
New York Life Global Funding
2.150%, 06/18/2019 (B)	40	40
0.750%, 07/24/2015 (B)	160	160
Nordea Bank
1.625%, 05/15/2018 (B)	220	220
Novartis Capital
3.400%, 05/06/2024	40	41
Petrobras Global Finance BV
6.250%, 03/17/2024	88	85
3.250%, 03/17/2017	100	99
3.163%, 03/17/2020 (A)	110	104
PNC Bank
6.875%, 04/01/2018	250	283
2.700%, 11/01/2022	260	250
Principal Life Global Funding II
2.250%, 10/15/2018 (B)	127	129
1.000%, 12/11/2015 (B)	37	37
ProLogis
6.875%, 03/15/2020	25	29
Prudential Insurance of America
8.300%, 07/01/2025 (B)	150	200

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Realty Income
3.250%, 10/15/2022 ‡	$50	$49
Royal Bank of Canada
2.000%, 10/01/2018	159	161
1.875%, 02/05/2020	150	149
1.200%, 09/19/2017	129	129
Royal Bank of Scotland
4.650%, 06/04/2018	190	199
Royal Bank of Scotland Group
2.550%, 09/18/2015	180	181
Santander Holdings USA
3.450%, 08/27/2018	180	186
Simon Property Group
4.375%, 03/01/2021 ‡	80	87
Skandinaviska Enskilda Banken
1.375%, 05/29/2018 (B)	800	798
Standard Chartered Bank
6.400%, 09/26/2017 (B)	150	164
State Street
3.700%, 11/20/2023	100	103
3.100%, 05/15/2023	36	35
SunTrust Banks
3.500%, 01/20/2017	70	72
Synchrony Financial
3.000%, 08/15/2019	120	121
TD Ameritrade Holding
2.950%, 04/01/2022	26	26
Toronto-Dominion Bank
1.400%, 04/30/2018	77	77
Toyota Motor Credit
1.375%, 01/10/2018	374	374
UBS
5.875%, 12/20/2017	100	110
US Bancorp
2.950%, 07/15/2022	120	118
2.200%, 04/25/2019	350	354
Ventas Realty
3.750%, 05/01/2024 ‡	24	24
3.500%, 02/01/2025 ‡	13	12
Wachovia
5.750%, 02/01/2018	320	353
WEA Finance
2.700%, 09/17/2019 (B)	310	310
Wells Fargo
5.625%, 12/11/2017	585	643
4.600%, 04/01/2021	480	526
3.450%, 02/13/2023	120	119
2.150%, 01/15/2019	54	54
1.500%, 01/16/2018	140	140
Wells Fargo Bank
6.000%, 11/15/2017	500	551

		29,028

New Covenant Funds / Annual Report / June 30, 2015	25

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Health Care — 1.9%
AbbVie
3.600%, 05/14/2025	$140	$138
3.200%, 11/06/2022	25	25
1.750%, 11/06/2017	289	290
Actavis Funding SCS
3.800%, 03/15/2025	100	98
3.450%, 03/15/2022	146	145
3.000%, 03/12/2020	24	24
Agilent Technologies
5.000%, 07/15/2020	320	351
Amgen
3.625%, 05/22/2024	10	10
3.125%, 05/01/2025	79	75
Anthem
3.500%, 08/15/2024	69	66
3.300%, 01/15/2023	36	35
3.125%, 05/15/2022	340	330
2.300%, 07/15/2018	47	47
1.250%, 09/10/2015	50	50
Baxalta
4.000%, 06/23/2025 (B)	290	288
3.600%, 06/23/2022 (B)	20	20
Baxter International
5.900%, 09/01/2016	300	317
Becton Dickinson
4.685%, 12/15/2044	120	116
3.734%, 12/15/2024	59	59
2.675%, 12/15/2019	7	7
Cardinal Health
3.750%, 09/15/2025	34	34
Celgene
3.625%, 05/15/2024	26	26
1.900%, 08/15/2017	50	50
Express Scripts Holding
3.500%, 06/15/2024	90	88
Forest Laboratories
5.000%, 12/15/2021 (B)	86	93
Gilead Sciences
3.500%, 02/01/2025	17	17
2.050%, 04/01/2019	410	412
Humana
7.200%, 06/15/2018	50	58
3.150%, 12/01/2022	240	231
Laboratory Corp of America Holdings
3.200%, 02/01/2022	32	32
Medtronic
3.500%, 03/15/2025 (B)	320	319
3.150%, 03/15/2022 (B)	75	75
3.125%, 03/15/2022	190	193
Merck
2.750%, 02/10/2025	70	67
2.350%, 02/10/2022	26	25

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Novartis Capital
2.400%, 09/21/2022	$50	$49
Perrigo
2.300%, 11/08/2018	220	220
Pfizer
3.000%, 06/15/2023	70	70
Quest Diagnostics
4.750%, 01/30/2020	40	44
Thermo Fisher Scientific
4.150%, 02/01/2024	66	67
2.400%, 02/01/2019	150	150
1.300%, 02/01/2017	44	44
UnitedHealth Group
4.700%, 02/15/2021	43	47
2.875%, 12/15/2021	25	25
2.750%, 02/15/2023	17	16
1.875%, 11/15/2016	320	324
1.625%, 03/15/2019	200	198
Wyeth
5.450%, 04/01/2017	230	248
Zoetis
3.250%, 02/01/2023	50	48
1.875%, 02/01/2018	85	85

		5,846

Industrials — 1.9%
3M
1.000%, 06/26/2017	60	60
ADT
4.125%, 06/15/2023	100	93
3.500%, 07/15/2022	30	27
American Airlines Pass-Through Trust Ser 2011-1, 5.250%, 01/31/2021	95	101
Burlington Northern and Santa Fe Railway Pass-Through Trust Ser 2002-2, 5.140%, 01/15/2021	546	589
Burlington Northern Santa Fe
4.550%, 09/01/2044	240	236
Canadian Pacific Railway
4.500%, 01/15/2022	50	54
2.900%, 02/01/2025	48	45
Canal Barge
4.500%, 11/12/2034	873	960
Caterpillar
1.500%, 06/26/2017	46	46
Continental Airlines Pass-Through Trusts Ser 1999-1, 6.545%, 02/02/2019	31	34
Continental Airlines Pass-Through Trusts Ser 2012-2, 4.000%, 10/29/2024	49	50
CSX
3.700%, 10/30/2020	56	59

26	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CSX Transportation
6.251%, 01/15/2023	$691	$805
Deere
2.600%, 06/08/2022	48	47
Delta Air Lines Pass-Through Trust Ser 2012-1, 4.750%, 05/07/2020	38	41
Eaton
2.750%, 11/02/2022	450	438
1.500%, 11/02/2017	53	53
FedEx
3.200%, 02/01/2025	45	44
General Electric
4.500%, 03/11/2044	90	91
2.700%, 10/09/2022	42	41
General Electric Capital
5.300%, 02/11/2021	160	180
2.200%, 01/09/2020	65	65
Illinois Tool Works
1.950%, 03/01/2019	19	19
Ingersoll-Rand Global Holding
2.875%, 01/15/2019	31	32
John Deere Capital
2.050%, 03/10/2020	30	30
Matson Navigation
5.337%, 09/04/2028	631	712
Norfolk Southern
3.850%, 01/15/2024	58	60
Parker-Hannifin
3.300%, 11/21/2024	14	14
Penske Truck Leasing LP
4.875%, 07/11/2022 (B)	72	76
Precision Castparts
3.250%, 06/15/2025	90	89
Republic Services
3.550%, 06/01/2022	40	41
Ryder System
3.500%, 06/01/2017	70	73
Union Pacific
5.404%, 07/02/2025	176	197
United Parcel Service
2.450%, 10/01/2022	23	22
United Technologies
3.100%, 06/01/2022	42	42
Waste Management
3.500%, 05/15/2024	130	130
3.125%, 02/15/2025	34	33

		5,729

Information Technology — 0.8%
Apple
3.200%, 05/13/2025	38	38
2.850%, 05/06/2021	91	92
2.400%, 05/03/2023	134	128
0.529%, 05/03/2018 (A)	79	79

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Arrow Electronics
7.500%, 01/15/2027	$70	$83
3.000%, 03/01/2018	21	21
Cisco Systems
3.500%, 06/15/2025	29	30
3.000%, 06/15/2022	56	56
eBay
2.875%, 08/01/2021	20	20
2.600%, 07/15/2022	79	73
1.350%, 07/15/2017	44	44
EMC
3.375%, 06/01/2023	115	115
Hewlett-Packard
4.650%, 12/09/2021	46	49
3.750%, 12/01/2020	160	165
International Business Machines
1.625%, 05/15/2020	222	216
KLA-Tencor
4.125%, 11/01/2021	280	287
MasterCard
3.375%, 04/01/2024	190	194
Microsoft
3.625%, 12/15/2023	58	60
2.375%, 02/12/2022	90	88
0.875%, 11/15/2017	15	15
Oracle
2.950%, 05/15/2025	100	96
2.500%, 10/15/2022	121	117
2.375%, 01/15/2019	61	62
1.200%, 10/15/2017	190	190
Texas Instruments
1.650%, 08/03/2019	26	26
0.450%, 08/03/2015	34	34
Xerox
2.750%, 09/01/2020	45	44

		2,422

Materials — 0.7%
Barrick Gold
4.100%, 05/01/2023	180	175
CF Industries
7.125%, 05/01/2020	50	60
Dow Chemical
8.850%, 09/15/2021	80	103
3.000%, 11/15/2022	71	68
Ecolab
4.350%, 12/08/2021	80	86
1.450%, 12/08/2017	56	56
1.000%, 08/09/2015	38	38
Freeport-McMoRan Copper & Gold
4.000%, 11/14/2021	210	206
3.550%, 03/01/2022	70	65
2.150%, 03/01/2017	65	65

New Covenant Funds / Annual Report / June 30, 2015	27

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Freeport-McMoran Oil & Gas
6.875%, 02/15/2023	$27	$29
6.500%, 11/15/2020	26	27
Mosaic
4.250%, 11/15/2023	71	73
3.750%, 11/15/2021	70	72
Nucor
4.000%, 08/01/2023	27	27
OCP
4.500%, 10/22/2025 (B)	400	380
Potash Corp. of Saskatchewan
4.875%, 03/30/2020	64	71
3.000%, 04/01/2025	16	15
Praxair
2.650%, 02/05/2025	16	15
Rio Tinto Finance USA
4.125%, 05/20/2021	280	297
1.625%, 08/21/2017	33	33
Southern Copper
3.500%, 11/08/2022	130	127
Teck Resources
4.750%, 01/15/2022	59	55
3.750%, 02/01/2023	26	22

		2,165

Telecommunication Services — 1.3%
AT&T
5.500%, 02/01/2018	55	60
4.450%, 05/15/2021	40	43
3.875%, 08/15/2021	20	21
3.400%, 05/15/2025	349	333
3.000%, 02/15/2022	150	146
3.000%, 06/30/2022	169	163
1.400%, 12/01/2017	150	149
Bharti Airtel
4.375%, 06/10/2025 (B)	200	197
British Telecommunications
2.350%, 02/14/2019	270	271
Cisco Systems
2.900%, 03/04/2021	16	16
Cox Communications
3.850%, 02/01/2025 (B)	75	72
3.250%, 12/15/2022 (B)	60	57
DIRECTV Holdings
5.000%, 03/01/2021	50	54
Discovery Communications
3.300%, 05/15/2022	96	95
GTE
6.940%, 04/15/2028	120	145
GTP Acquisition Partners I
3.482%, 06/16/2025 (B)	27	27
2.350%, 06/15/2020 (B)	31	31
Qwest
6.875%, 09/15/2033	90	89

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Rogers Communications
4.100%, 10/01/2023	$117	$120
Thomson Reuters
1.300%, 02/23/2017	61	61
Verizon Communications
5.150%, 09/15/2023	935	1,024
4.500%, 09/15/2020	215	232
3.450%, 03/15/2021	60	61
3.000%, 11/01/2021	134	132
2.625%, 02/21/2020	312	311
2.450%, 11/01/2022	130	122

		4,032

Utilities — 1.4%
AGL Capital
5.250%, 08/15/2019	100	111
3.500%, 09/15/2021	70	73
American Electric Power
1.650%, 12/15/2017	10	10
American Water Capital
3.850%, 03/01/2024	60	63
Arizona Public Service
2.200%, 01/15/2020	12	12
Atmos Energy
8.500%, 03/15/2019	80	97
Baltimore Gas & Electric
2.800%, 08/15/2022	38	37
Berkshire Hathaway Energy
3.750%, 11/15/2023	117	120
1.100%, 05/15/2017	120	119
CenterPoint Energy Houston Electric
2.250%, 08/01/2022	70	66
CMS Energy
8.750%, 06/15/2019	40	49
Consumers Energy
5.650%, 04/15/2020	60	69
Detroit Edison
2.650%, 06/15/2022	21	21
DTE Energy
3.850%, 12/01/2023	21	22
3.300%, 06/15/2022 (B)	20	20
Duke Energy
3.550%, 09/15/2021	170	176
Duke Energy Indiana
3.750%, 07/15/2020	88	94
Duke Energy Progress
2.800%, 05/15/2022	58	57
Entergy Louisiana
6.500%, 09/01/2018	100	114
Exelon Generation
2.950%, 01/15/2020	30	30
FirstEnergy
4.250%, 03/15/2023	290	292
2.750%, 03/15/2018	340	345

28	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Hydro-Quebec
8.400%, 01/15/2022	$80	$106
Kansas City Power & Light
6.375%, 03/01/2018	64	72
Nevada Power
6.500%, 08/01/2018	92	105
New Valley Generation I
7.299%, 03/15/2019	657	730
NextEra Energy Capital Holdings
3.625%, 06/15/2023	90	90
1.339%, 09/01/2015	13	13
Niagara Mohawk Power
3.508%, 10/01/2024 (B)	28	28
Nisource Finance
3.850%, 02/15/2023	100	103
Pacific Gas & Electric
3.500%, 06/15/2025	25	25
3.400%, 08/15/2024	70	70
2.450%, 08/15/2022	26	25
Peco Energy
1.200%, 10/15/2016	50	50
PPL Capital Funding
4.200%, 06/15/2022	40	42
PSEG Power
5.125%, 04/15/2020	110	121
2.450%, 11/15/2018	44	44
Public Service of New Hampshire
3.500%, 11/01/2023	12	12
Public Service of Oklahoma
5.150%, 12/01/2019	150	166
San Diego Gas & Electric
6.000%, 06/01/2026	56	69
Sempra Energy
6.150%, 06/15/2018	120	135
Southern
2.150%, 09/01/2019	44	44
Virginia Electric and Power
3.450%, 02/15/2024	32	32
WEC Energy Group
3.550%, 06/15/2025	35	35
Wisconsin Electric Power
1.700%, 06/15/2018	100	100
Xcel Energy
0.750%, 05/09/2016	35	35

		4,249

Total Corporate Obligations (Cost $67,449) ($ Thousands)		68,429

ASSET-BACKED SECURITIES — 10.6%

Automotive — 2.7%
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	8	8

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ally Auto Receivables Trust, Ser 2013-2, Cl A3
0.790%, 01/15/2018	$374	$374
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl A
0.990%, 10/10/2017 (B)	62	62
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (B)	28	28
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl A
1.140%, 03/12/2018 (B)	70	70
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (B)	45	45
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.486%, 01/15/2021 (A)(B)	118	118
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (B)	400	405
BMW Floorplan Master Owner Trust, Ser 2012-1A, Cl A
0.586%, 09/15/2017 (A)(B)	680	680
California Republic Auto Receivables Trust, Ser 2012-1, Cl A
1.180%, 08/15/2017 (B)	11	11
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A2
0.920%, 09/20/2016	27	27
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A2
1.040%, 11/21/2016	146	146
CarFinance Capital Auto Trust, Ser 2013-2A, Cl A
1.750%, 11/15/2017 (B)	20	20
CarFinance Capital Auto Trust, Ser 2015-1A, Cl A
1.750%, 06/15/2021 (B)	111	111
CarFinance Capital Auto Trust, Ser 2014-2A, Cl A
1.440%, 11/16/2020 (B)	406	403
CarMax Auto Owner Trust, Ser 2013-4, Cl A4
1.280%, 05/15/2019	41	41
CarMax Auto Owner Trust, Ser 2013-4, Cl A3
0.800%, 07/16/2018	46	46
CarNow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 01/17/2017 (B)	45	45
Chrysler Capital Auto Receivables Trust 2014-A, Ser 2014-AA, Cl A3
0.830%, 09/17/2018 (B)	100	100

New Covenant Funds / Annual Report / June 30, 2015	29

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CPS Auto Receivable Trust, Ser 2013-C, Cl A
1.640%, 04/16/2018 (B)	$101	$101
CPS Auto Receivable Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (B)	122	122
CPS Auto Receivable Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	82	82
CPS Auto Receivable Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	50	50
CPS Auto Receivables Trust, Ser 2014-D, Cl A
1.490%, 04/15/2019 (B)	171	170
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (B)	111	111
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (B)	200	200
CPS Auto Trust, Ser 2015-B, Cl A
1.650%, 11/15/2019 (B)	300	300
Credit Acceptance Auto Loan Trust, Ser 2014-2A, Cl A
1.880%, 03/15/2022 (B)	310	310
Drive Auto Receivables Trust, Ser 2015-AA, Cl D
4.120%, 06/15/2022 (B)	74	74
Drive Auto Receivables Trust 2015-B, Ser 2015-BA, Cl A3
1.300%, 08/15/2018 (B)	132	132
Drive Auto Receivables Trust 2015-B, Ser 2015-BA, Cl B
2.120%, 06/17/2019 (B)	192	193
DT Auto Owner Trust, Ser 2014-3A, Cl A
0.980%, 04/16/2018 (B)	174	174
DT Auto Owner Trust 2015-2, Ser 2015-2A, Cl A
1.240%, 09/17/2018 (B)	400	400
Exeter Automobile Receivables Trust, Ser 2014-3A, Cl A
1.320%, 01/15/2019 (B)	64	64
Exeter Automobile Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (B)	45	45
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl A
1.490%, 11/15/2017 (B)	30	30
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl A
1.600%, 06/17/2019 (B)	162	161
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (B)	11	11

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (B)	$42	$42
Exeter Automobile Receivables Trust, Ser 2014-3A, Cl B
2.770%, 12/15/2017 (B)	167	167
Exeter Automobile Receivables Trust 2015-2, Ser 2015-2A, Cl A
1.540%, 11/15/2019 (B)	139	139
Fifth Third Auto Trust, Ser 2013-1, Cl A3
0.880%, 10/16/2017	96	96
First Investors Auto Owner Trust, Ser 2014-3A, Cl A2
1.060%, 11/15/2018 (B)	182	182
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	7	7
Flagship Credit Auto Trust, Ser 2014-2, Cl B
2.840%, 11/16/2020 (B)	357	358
Flagship Credit Auto Trust, Ser 2013-2, Cl A
1.940%, 01/15/2019 (B)	128	128
Flagship Credit Auto Trust, Ser 2014-2, Cl C
3.950%, 12/15/2020 (B)	44	44
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (B)	50	50
Flagship Credit Auto Trust, Ser 2014-2, Cl A
1.430%, 12/16/2019 (B)	74	74
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.566%, 01/15/2018 (A)	100	100
GLS Auto Receivables Trust 2015-1, Ser 2015-1A, Cl A
2.250%, 12/15/2020 (B)	359	359
GO Financial Auto Securitization Trust 2015-1, Ser 2015-1, Cl A
1.810%, 03/15/2018 (B)	255	255
Honda Auto Receivables Owner Trust, Ser 2013-2, Cl A3
0.530%, 02/16/2017	93	93
Santander Drive Auto Receivables Trust, Ser 2015-S7, Cl R1
1.970%, 03/16/2021 (B)	84	84
Santander Drive Auto Receivables Trust 2015-S1, Ser 2015-S1, Cl R1
1.930%, 09/17/2019 (B)	93	93
Tidewater Auto Receivables Trust, Ser 2014-A, Cl A3
1.400%, 07/15/2018 (B)	117	117

30	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (B)	$223	$223
World Omni Auto Receivables Trust, Ser 2012-A, Cl A3
0.640%, 02/15/2017	9	9

		8,090

Home — 1.5%
Ameriquest Mortgage Securities, Ser 2003-9, Cl AV1
0.945%, 09/25/2033 (A)	139	133
Argent Securities, Ser 2004-W5, Cl AV2
1.221%, 04/25/2034 (A)	321	304
B2R Mortgage Trust 2015-1, Ser 2015-1, Cl A1
2.524%, 05/15/2048 (B)	234	233
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/2037	218	230
Centex Home Equity, Ser 2005-C, Cl AF5
5.048%, 06/25/2035	298	305
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
4.570%, 04/25/2034	300	312
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.462%, 04/25/2047 (A)	387	381
FREMF Mortgage Trust, Ser 2015, K44
3.685%, 01/25/2025	130	123
JP Morgan Chase Commercial Mortgage Securities Trust 2015-FL7, Ser FL7, Cl D
3.937%, 05/15/2028 (A)(B)	200	196
JPMBB Commercial Mortgage Securities Trust 2015-C29, Ser C29, Cl C
4.202%, 05/15/2048 (A)	380	364
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
2.187%, 07/25/2034 (A)(B)	390	395
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
0.487%, 05/25/2037 (A)(B)	402	359
Nationstar HECM Loan Trust 2015-1A, Ser 2015-1A, Cl A
3.844%, 05/25/2018 (B)	98	98
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.905%, 10/25/2033 (A)(B)	136	129
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A2C
1.247%, 12/25/2033 (A)	180	169

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ocwen Freddie Advance Funding Advance Receivables Backed Notes 2015-2, Ser 2015-T2, Cl AT2
2.014%, 09/15/2015 (B)	$118	$118
OneMain Financial Issuance Trust 2015-2, Ser 2015-2A, Cl A
2.570%, 07/18/2025 (B)	263	263
Progress Residential Trust
2.740%, 06/12/2032 (B)	386	379
RMAT 2015-NPL1, Ser 2015-NPL1, Cl A1
3.750%, 05/25/2055 (B)	98	98

		4,589

Other Asset-Backed Securities — 6.4%
A10 Securitization, Ser 1, Cl A1
2.100%, 04/15/2034 (B)	255	254
Academic Loan Funding Trust, Ser 2013-1A, Cl A
0.985%, 12/26/2044 (A)(B)	126	125
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.987%, 12/27/2022 (A)(B)	65	65
ARLP Securitization Trust Series 2015-1, Ser 2015-1, Cl A1
3.967%, 05/25/2055 (B)	371	371
AXIS Equipment Finance Receivables II, Ser 2013-1A, Cl A
1.750%, 03/20/2017 (B)	48	48
Axis Equipment Finance Receivables III, Ser 2015-1A, Cl A2
1.900%, 03/20/2020 (B)	100	100
BCC Funding X, Ser 2015-1, Cl A2
2.224%, 10/20/2020 (B)	309	310
Blue Elephant Loan Trust, Ser 2015-1, Cl A
3.120%, 12/15/2022 (B)	273	273
Brazos Higher Education Authority, Ser 2005-2, Cl A10
0.401%, 12/26/2019 (A)	661	660
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (B)	599	603
Consumers Funding, Ser 2001-1, Cl A6
5.760%, 10/20/2016	325	326
Core Industrial Trust, Ser 2015-TEXW
3.848%, 02/10/2034	280	274
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
1.437%, 10/25/2047 (A)	303	274
Countrywide Asset-Backed Certificates, Ser 2005-1, Cl AF6
5.030%, 07/25/2035 (A)	96	98

New Covenant Funds / Annual Report / June 30, 2015	31

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.326%, 07/15/2036 (A)	$814	$740
Educational Funding of the South, Ser 2011-1, Cl A2
0.927%, 04/25/2035 (A)	509	508
FirstKey Lending 2015-SFR1 Trust, Ser 2015-SFR1, Cl A
2.553%, 03/09/2047 (B)	432	429
Fortress Opportunities, Ser 2013-1A, Cl A1N
3.960%, 10/25/2033 (B)(D)	2	2
Fortress Opportunities, Ser 2013-1A, Cl AR
4.210%, 10/25/2018 (B)(D)	4	5
GCAT Trust, Ser 2014-1A, Cl A1
3.228%, 07/25/2019 (A)(B)	124	125
GMAT Trust, Ser 2013-1A, Cl A
3.967%, 11/25/2043 (B)	115	115
GMAT Trust, Ser 2014-1A, Cl A
3.721%, 02/25/2044 (B)	31	31
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	100	100
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	135	135
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (B)	214	213
HLSS Servicer Advance Receivables Trust, Ser 2014-T2, Cl AT2
2.217%, 01/15/2047 (B)	111	111
Key Resorts, Ser 2014-A, Cl A
3.220%, 03/17/2031 (B)	91	91
MarketPlace Loan Trust, Ser 2015-OD1, Cl A
3.250%, 07/17/2017	150	150
Navitas Equipment Receivables, Ser 2013-1, Cl A
1.950%, 11/15/2016 (B)	29	29
Normandy Mortgage Loan Trust, Ser 2013-NPL3, Cl A
4.949%, 09/16/2043 (B)	261	261
NRPL Trust 2015-2, Ser 2015-2A, Cl A1
3.750%, 10/01/2057 (A)(B)	187	186
NYMT Residential, Ser 2012-RP1A
4.250%, 12/25/2017 (A)(B)(D)	107	107
Oak Hill Advisors Residential Loan Trust, Ser 2015-NPL1, Cl A1
3.475%, 01/25/2055 (B)	209	209
OAK Hill Advisors Residential Loan Trust, Ser 2014-NPL2, Cl A1
3.475%, 04/25/2054 (B)	157	158

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
OnDeck Asset Securitization Trust, Ser 2014-1A, Cl A
3.150%, 05/17/2018 (B)	$117	$117
OneMain Financial Issuance Trust, Ser 2015-1A, Cl A
3.190%, 03/18/2026 (B)	288	292
OneMain Financial Issuance Trust, Ser 2014-2A, Cl A
2.470%, 09/18/2024 (B)	226	227
SLM Student Loan Trust, Ser 2002-A, Cl A2
0.836%, 12/16/2030 (A)	585	577
SLM Student Loan Trust, Ser 2005-6, Cl B
0.567%, 01/25/2044 (A)	1,096	989
SLM Student Loan Trust, Ser 2013-A, Cl A1
0.786%, 08/15/2022 (A)(B)	172	172
SLM Student Loan Trust, Ser 2003-4, Cl B
0.936%, 06/15/2038 (A)	497	456
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.427%, 10/25/2029 (A)	480	469
SLM Student Loan Trust, Ser 2005-5, Cl B
0.527%, 10/25/2040 (A)	618	556
Small Business Administration, Ser 2013-20I, Cl 1
3.620%, 09/01/2033	149	158
Small Business Administration, Ser 2013-20J, Cl 1
3.370%, 10/01/2033	147	153
SMB Private Education Loan Trust, Ser 2014-A, Cl A1
0.686%, 09/15/2021 (A)(B)	1,155	1,154
SpringCastle America Funding, Ser 2014-AA, Cl B
4.610%, 10/25/2027 (B)	100	102
SpringCastle America Funding, Ser 2014-AA, Cl A
2.700%, 05/25/2023 (B)	298	300
Springleaf Funding Trust, Ser 2013-BA, Cl A
3.920%, 01/16/2023 (B)	150	150
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (B)	234	235
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	467	468
Springleaf Funding Trust, Ser 2015-AA, Cl A
3.160%, 11/15/2024 (B)	131	133

32	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Stanwich Mortgage Loan Trust, Ser 2013-NPL2, Cl A
3.228%, 04/16/2059 (B)	$108	$108
Structured Asset Securities, Ser 1998-2, Cl A
0.707%, 02/25/2028 (A)	256	253
Sunset Mortgage Loan, Ser 2014-NPL2, Cl A
3.721%, 11/16/2044 (B)	190	189
Trade Maps, Ser 2013-1A, Cl A
0.885%, 12/10/2018 (A)(B)	760	760
Trafigura Securitisation Finance, Ser 2014-1A, Cl A
1.136%, 10/15/2021 (A)(B)	200	199
Truman Capital Mortgage Loan Trust, Ser 2014-NPL2, Cl A1
3.125%, 06/25/2054 (B)	57	56
Truman Capital Mortgage Loan Trust, Ser 2014-NPL3, Cl A1
3.125%, 04/25/2053 (B)	60	60
Truman Capital Mortgage Loan Trust, Ser 2014-NPL1, Cl A1
3.228%, 07/25/2053 (B)	87	87
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/2035	150	149
US Residential Opportunity Fund II Trust, Ser 2015-1II, Cl A
3.721%, 02/27/2035 (B)	234	235
US Residential Opportunity Fund Trust, Ser 2015-1III, Cl A
3.721%, 01/27/2035 (B)	281	281
Vericrest Opportunity Loan Transferee, Ser 2014-NPL5
3.228%, 09/25/2058	108	108
Vericrest Opportunity Loan Transferee, Ser 2014-NP11, Cl A1
3.875%, 04/25/2055 (B)	141	142
Vericrest Opportunity Loan Transferee, Ser 2014-NPL7, Cl A1
3.375%, 08/27/2057 (B)	219	219
Vericrest Opportunity Loan Transferee, Ser 2015-NPL6
3.500%, 02/25/2055	329	329
Vericrest Opportunity Loan Transferee, Ser 2014-NPL6, Cl A1
3.125%, 09/25/2043 (B)	194	194
Vericrest Opportunity Loan Transferee, Ser 2015-NPL4
3.500%, 02/25/2055	160	160
Vericrest Opportunity Loan Trust, Ser 2015-NPL3, Cl A1
3.375%, 10/25/2058 (B)	335	334
VOLT XXV, Ser 2015-NPL8, Cl A1
3.500%, 06/26/2045 (B)	400	400

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
VOLT XXX, Ser 2015-NPL1, Cl A1
3.625%, 10/25/2057 (B)	$173	$173
VOLT XXXI, Ser 2015-NPL2, Cl A1
3.375%, 02/25/2055 (B)	142	141
VOLT XXXIII, Ser 2015-NPL5, Cl A1
3.500%, 03/25/2055 (B)	386	386
VOLT XXXV, Ser 2015-NPL9, Cl A1
3.500%, 06/26/2045 (B)	350	350

		19,507

Total Asset-Backed Securities (Cost $32,038) ($ Thousands)		32,186

FOREIGN BONDS — 3.9%
African Development Bank
8.800%, 09/01/2019	80	99
Agrium
3.375%, 03/15/2025	54	51
America Movil
3.125%, 07/16/2022	200	197
ANZ New Zealand International
1.750%, 03/29/2018	200	200
Barclays Bank
5.125%, 01/08/2020	100	111
BBVA US Senior SAU
4.664%, 10/09/2015	200	202
BHP Billiton Finance USA
6.500%, 04/01/2019	210	243
3.250%, 11/21/2021	140	142
2.050%, 09/30/2018	49	50
BNP Paribas
2.700%, 08/20/2018	300	307
2.375%, 09/14/2017	320	325
BP Capital Markets
3.506%, 03/17/2025	20	20
3.245%, 05/06/2022	50	50
3.062%, 03/17/2022	30	30
2.241%, 09/26/2018	80	81
1.375%, 11/06/2017	58	58
0.700%, 11/06/2015	200	200
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	270	282
Cooperatieve Centrale Raiffeisen-Boerenleenbank
3.375%, 01/19/2017	310	320
Credit Suisse Group Funding Guernsey
3.750%, 03/26/2025	250	241
Deutsche Telekom International Finance
5.750%, 03/23/2016	290	300
Ecopetrol
4.250%, 09/18/2018	140	146
4.125%, 01/16/2025	30	28
Electricite de France
2.150%, 01/22/2019	44	44

New Covenant Funds / Annual Report / June 30, 2015	33

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FMS Wertmanagement AoeR
1.000%, 11/21/2017	$200	$200
Glencore Finance Canada
5.800%, 11/15/2016	40	42
2.700%, 10/25/2017	190	192
2.050%, 10/23/2015	180	181
HSBC Holdings
4.000%, 03/30/2022	80	84
Hutchison Whampoa International 12 II
3.250%, 11/08/2022	200	199
ING Bank
2.000%, 09/25/2015	200	201
Intesa Sanpaolo
5.017%, 06/26/2024	200	194
3.125%, 01/15/2016	400	403
Koninklijke Philips
3.750%, 03/15/2022	80	81
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	110	109
Macquarie Bank
5.000%, 02/22/2017	320	338
Mizuho Bank
1.800%, 03/26/2018	200	200
National Australia Bank
1.250%, 03/08/2018	1,150	1,146
Nippon Telegraph & Telephone
1.400%, 07/18/2017	35	35
Petrobras Global Finance BV
7.875%, 03/15/2019	80	85
5.375%, 01/27/2021	1,030	991
4.375%, 05/20/2023	36	31
Petroleos Mexicanos
4.875%, 01/24/2022	430	447
4.875%, 01/18/2024	294	301
4.500%, 01/23/2026	51	50
4.250%, 01/15/2025	16	16
3.500%, 07/23/2020	66	67
3.500%, 01/30/2023	260	247
3.125%, 01/23/2019	12	12
Schlumberger Norge
4.200%, 01/15/2021	10	11
3.650%, 12/01/2023	41	42
Shell International Finance
4.375%, 03/25/2020	130	142
3.400%, 08/12/2023	70	72
1.125%, 08/21/2017	47	47
Siemens Financieringsmaatschappij
6.125%, 08/17/2026	100	121
Statoil
2.900%, 11/08/2020	15	15
2.650%, 01/15/2024	64	61
1.200%, 01/17/2018	56	56
1.150%, 05/15/2018	60	60

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Talisman Energy
7.750%, 06/01/2019	$70	$80
Telefonica Emisiones SAU
5.134%, 04/27/2020	162	177
Total Capital International
3.700%, 01/15/2024	42	43
1.550%, 06/28/2017	33	33
0.750%, 01/25/2016	11	11
UBS
0.750%, 03/24/2016	900	901
Vale Overseas
4.375%, 01/11/2022	595	581

Total Foreign Bonds (Cost $12,126) ($ Thousands)		12,032

SOVEREIGN DEBT — 1.9%
Colombia Government International Bond
5.625%, 02/26/2044	280	283
Indonesia Government International Bond
3.750%, 04/25/2022	370	364
Israel Government AID Bond
2.976%, 02/15/2025	150	113
2.936%, 11/15/2024	150	114
2.921%, 08/15/2024	160	122
Mexico Government International Bond
4.000%, 10/02/2023	116	119
3.500%, 01/21/2021	773	788
Poland Government International Bond
5.125%, 04/21/2021	440	488
4.000%, 01/22/2024	510	534
Province of Ontario Canada
4.400%, 04/14/2020	840	934
1.100%, 10/25/2017	500	501
Province of Quebec Canada
2.625%, 02/13/2023	500	503
Russian Foreign Bond
7.500%, 03/31/2030	279	327
South Africa Government International Bond
5.875%, 09/16/2025	360	399
Turkey Government International Bond
5.750%, 03/22/2024	210	227

Total Sovereign Debt (Cost $5,700) ($ Thousands)		5,816

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
FHLMC
2.375%, 01/13/2022	1,090	1,103
1.250%, 10/02/2019	70	69
FICO STRIPS, PO
0.000%, 05/11/2018	340	328

34	New Covenant Funds / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA
2.084%, 10/09/2019	$1,190	$1,087
GNMA
2.170%, 04/16/2041	140	141
0.682%, 01/20/2063 (A)	431	432
Resolution Funding Corp. STRIPS
1.656%, 07/15/2020	970	878
1.392%, 10/15/2019	760	702
Tennessee Valley Authority
3.875%, 02/15/2021	790	870
1.750%, 10/15/2018	98	99

Total U.S. Government Agency Obligations (Cost $5,743) ($ Thousands)		5,709

MUNICIPAL BOND — 0.0%
Los Angeles, Department of Airports, Build America Project, RB
6.582%, 05/15/2039	25	31

Total Municipal Bond (Cost $32) ($ Thousands)		31

U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bonds
3.125%, 08/15/2044	400	401
3.000%, 11/15/2044	480	470
2.690%, 05/15/2024	300	242
2.503%, 05/15/2032	200	120
2.297%, 08/15/2023	280	232
2.223%, 02/15/2024	400	325
2.216%, 11/15/2023	200	164
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	966	1,137
1.375%, 02/15/2044	447	477
0.750%, 02/15/2045	1,490	1,367
0.625%, 01/15/2024	700	712
0.375%, 07/15/2023	905	908
0.125%, 01/15/2022	105	104
0.125%, 07/15/2024	349	340
U.S. Treasury Notes
4.625%, 11/15/2016	600	634
4.500%, 05/15/2017	1,000	1,072
3.625%, 02/15/2021	400	439
3.500%, 02/15/2018	550	587
3.500%, 05/15/2020	400	435
3.375%, 05/15/2044	1,260	1,324
3.125%, 04/30/2017	800	837
3.125%, 05/15/2019	150	160
3.125%, 05/15/2021	500	535
2.750%, 05/31/2017	500	520
2.625%, 08/15/2020	200	209
2.625%, 11/15/2020	100	104
2.375%, 08/15/2024	460	463

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.250%, 11/15/2024	$150	$149
2.125%, 08/31/2020	2,065	2,109
2.125%, 01/31/2021	410	417
2.125%, 05/15/2025	130	128
2.000%, 04/30/2016	2,000	2,028
2.000%, 10/31/2021	100	100
1.875%, 06/30/2020	3,320	3,358
1.875%, 05/31/2022	1,720	1,701
1.750%, 05/31/2016	1,000	1,013
1.750%, 05/15/2023	1,660	1,606
1.625%, 03/31/2019	20	20
1.625%, 06/30/2019	120	121
1.625%, 12/31/2019	230	231
1.500%, 08/31/2018	760	770
1.500%, 01/31/2019	380	384
1.500%, 02/28/2019	350	353
1.500%, 05/31/2019	680	684
1.500%, 10/31/2019	170	170
1.500%, 11/30/2019	240	240
1.500%, 01/31/2022	40	39
1.375%, 04/30/2020	50	49
1.375%, 05/31/2020	3,120	3,083
0.875%, 04/15/2017	60	60
0.875%, 10/15/2017	80	80
0.875%, 11/15/2017	30	30
0.750%, 03/15/2017	310	311
0.750%, 06/30/2017	1,200	1,202
0.750%, 02/28/2018	100	100
0.625%, 10/15/2016	300	301
0.250%, 10/31/2015	40	40
U.S. Treasury STRIPS
3.228%, 08/15/2031	100	62
2.728%, 11/15/2024	50	40
2.654%, 11/15/2021	1,165	1,022
2.577%, 05/15/2022	785	677
2.575%, 11/15/2022	300	255
2.565%, 05/15/2023	1,450	1,208
2.497%, 02/15/2022	2,745	2,387
2.494%, 02/15/2023	1,320	1,112
2.470%, 08/15/2021	2,300	2,030
1.818%, 05/15/2021	1,490	1,326
1.681%, 05/15/2018	750	729
1.670%, 05/15/2019	2,100	1,990
1.391%, 08/15/2018	600	580
1.325%, 02/15/2021	945	848
1.120%, 08/15/2020	801	731
1.083%, 11/15/2019	1,051	981
0.979%, 05/15/2020	540	496
0.948%, 08/15/2017	2,000	1,970
0.945%, 02/15/2020	1,341	1,243
0.866%, 02/15/2017	200	198
0.677%, 08/15/2016	1,251	1,246

Total U.S. Treasury Obligations (Cost $56,058) ($ Thousands)		56,326

New Covenant Funds / Annual Report / June 30, 2015	35

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Concluded)

June 30, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

REPURCHASE AGREEMENTS — 6.9%
Deutsche Bank, 0.100%, dated 06/30/2015 to be repurchased on 07/01/2015, repurchase price $5,977,017 (collateralized by a U.S. Treasury Obligation, 0.750%, 02/15/2045, par value $5,977,000; with total market value $6,577,000)	$5,977	$5,977
Goldman Sachs, 0.110%, dated 06/30/2015 to be repurchased on 07/01/2015, repurchase price $15,023,046 (collateralized by a U.S. Government Obligation, 1.250%, 01/30/2017, par value $15,023,000; with total market value $15,080,000)	15,023	15,023

Total Repurchase Agreements (Cost $21,000) ($ Thousands)		21,000

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%*†	5,643,568	5,644

Total Cash Equivalent (Cost $5,644) ($ Thousands)		5,644

Total Investments — 104.3% (Cost $314,092) ($ Thousands)		$317,440

The open futures contracts held by the Fund at June 30, 2015 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(103)	Dec-2015	$(27)
90-Day Euro$	(152)	Mar-2016	(22)
90-Day Euro$	(202)	Sep-2015	(15)
U.S. 10-Year Treasury Note	(47)	Sep-2015	(16)
U.S. 2-Year Treasury Note	38	Oct-2015	9
U.S. 5-Year Treasury Note	(99)	Oct-2015	(63)
U.S. Long Treasury Bond	72	Sep-2015	(93)
U.S. Ultra Long Treasury Bond	7	Sep-2015	1

			$(226)

For the year ended June 30, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on a Net Assets of $304,295 ($ Thousands).

†	Investment in Affiliated Security (See Note 3).

‡	Real Estate Investment Trust

*	The rate reported is the 7-day effective yield as of June 30, 2015.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2015. The date reported is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	The rate reported is the effective yield at time of purchase.

(D)	Securities considered illiquid. The total value of such securities as of June 30, 2015 was $233 ($ Thousands) and represented 0.08% of Net Assets.

AESOP — Auto Employee Stock Ownership Plan

Cl — Class

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only—face amount represents notional amount

LP — Limited Partnership

NCUA — National Credit Union Association

PO — Principal Only

RB — Revenue Bond

Re-Remic — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

TBA — To Be Announced

The following is a list of the inputs used as of June 30, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$110,267	$—	$110,267
Corporate Obligations	—	68,429	—	68,429
Asset-Backed Securities	—	32,186	—	32,186
Foreign Bonds	—	12,032	—	12,032
Sovereign Debt	—	5,816	—	5,816
U.S. Government Agency Obligations	—	5,709	—	5,709
Municipal Bond	—	31	—	31
U.S. Treasury Obligations	—	56,326	—	56,326
Repurchase Agreements	—	21,000	—	21,000
Cash Equivalent	5,644	—	—	5,644

Total Investments in Securities	$5,644	$311,796	$—	$317,440

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$10	$—	$—	$10
Unrealized Depreciation	(236)	—	—	(236)

Total Other Financial Instruments	$(226)	$—	$—	$(226)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

36	New Covenant Funds / Annual Report / June 30, 2015

SCHEDULE OF INVESTMENTS

New Covenant Balanced Growth Fund

June 30, 2015

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 99.6%
New Covenant Growth Fund †	4,696,329	$179,776
New Covenant Income Fund †	5,043,692	116,459

Total Investment Companies (Cost $248,170) ($ Thousands)		296,235

CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010% *†	523,305	523

Total Cash Equivalent (Cost $523) ($ Thousands)		523

Total Investments — 99.8% (Cost $248,693) ($ Thousands)		$296,758

Percentages are based on a Net Assets of $297,560 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2015.

†	Investment in Affiliated Security (See Note 3).

Cl — Class

As of June 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurments and disclosure under U.S. GAAP.

For the year ended June 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2015	37

SCHEDULE OF INVESTMENTS

New Covenant Balanced Income Fund

June 30, 2015

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 98.8%
New Covenant Growth Fund †	723,491	$27,695
New Covenant Income Fund †	2,232,111	51,540

Total Investment Companies (Cost $69,487) ($ Thousands)		79,235

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010% *†	954,838	955

Total Cash Equivalent (Cost $955) ($ Thousands)		955

Total Investments — 100.0% (Cost $70,442) ($ Thousands)		$80,190

Percentages are based on a Net Assets of $80,203 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2015.

†	Investment in Affiliated Security (See Note 3).

Cl — Class

As of June 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2015

Statements of Assets and Liabilities ($ Thousands)

June 30, 2015

	Growth Fund		Income Fund	Balanced Growth Fund		Balanced Income Fund
ASSETS:
Investments, at value†	$405,693		$290,796	$—		$—
Repurchase Agreements, at value††	—		21,000	—		—
Affiliated investments, at value†††	10,750		5,644	296,758		80,190
Cash	—		1,544	—		—
Cash pledged as collateral for futures contracts	—		295	—		—
Receivable for investment securities sold	3,164		9,541	3,200		—
Dividends and interest receivable	315		1,438	167		72
Foreign tax reclaim receivable	54		—	—		—
Receivable for fund shares sold	751		4	5		1
Receivable for variation margin	—		272	—		—
Prepaid expenses	28		21	21		6
Total Assets	420,755		330,555	300,151		80,269
LIABILITIES:
Payable for investment securities purchased	4,154		22,267	737		—
Investment advisory fees payable	217		70	—		—
Payable for fund shares redeemed	1		3,203	1,770		39
Administration fees payable	70		51	21		11
Social witness and licensing fees payable	50		37	—		—
Shareholder servicing fees payable	35		25	—		—
Trustees’ fees payable	1		1	1		—
Income distribution payable	—		382	—		—
Payable for variation margin	—		135	—		—
Accrued expense payable	69		89	62		16
Total Liabilities	4,597		26,260	2,591		66
Net Assets	$416,158		$304,295	$297,560		$80,203
† Cost of investments	$355,729		$287,448	$—		$—
†† Cost of repurchase agreements	—		21,000	—		—
††† Cost of affiliated investments	10,750		5,644	248,693		70,442
NET ASSETS:
Paid-in Capital — (unlimited authorization — par value $0.001)	$345,298		$356,697	$234,353		$68,197
Undistributed (distributions in excess of) net investment income	1		(1)	24		8
Accumulated net realized gain (loss) on investments, affiliated investments, capital gain distributions from affiliated investments, futures contracts and foreign currency transactions	20,903		(55,523)	15,118		2,250
Net unrealized appreciation on investments and affiliated investments	49,964		3,348	48,065		9,748
Net unrealized depreciation on futures contracts	—		(226)	—		—
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(8)		—	—		—
Net Assets	$416,158		$304,295	$297,560		$80,203
Net Asset Value, Offering and Redemption Price Per Share	$38.28		$23.09	$101.71		$21.20
	($416,158,363 ÷ 10,871,995 shares	)	($304,295,296 ÷ 13,177,199 shares )	($297,559,698 ÷ 2,925,636 shares	)	($80,202,999 ÷ 3,783,593 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2015	39

Statements of Operations ($ Thousands)

For the year ended June 30, 2015

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend Income	$6,552	$—	$—	$—
Dividend Income from Affiliated Registered Investment Company	1	1	2,947	1,025
Interest Income	2	7,051	—	—
Less: Foreign Taxes Withheld	(30)	2	—	—
	6,525	7,054	2,947	1,025
Expenses:
Investment Advisory Fees	2,604	1,287	—	—
Administration Fees	840	613	609	166
Social Witness and Licensing Fees	630	460	—	—
Shareholder Servicing Fees	420	307	—	—
Chief Compliance Officer Fees	1	1	1	—
Transfer Agent Fees	105	76	74	20
Printing Fees	35	26	25	7
Professional Fees	26	19	19	5
Registration Fees	35	26	25	7
Custodian Fees	14	14	14	4
Other Expenses	14	91	11	2
Total Expenses	4,724	2,920	778	211
Less:
Waiver of Investment Advisory Fees	(449)	(472)	—	—
Waiver of Administration Fees	—	—	(359)	(46)
Net Expenses	4,275	2,448	419	165
Net Investment Income	2,250	4,606	2,528	860
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	51,893	1,263	—	—
Affiliated Investments	—	—	482	473
Capital Gain Distributions Received from Affiliated Investments	—	—	31,515	5,086
Written and Purchased Options	—	4	—	—
Futures Contracts	615	677	—	—
Foreign Currency Transactions	(2)	—	—	—
Net Change in Unrealized Depreciation on:
Investments	(27,889)	(1,846)	—	—
Affiliated Investments	—	—	(21,051)	(3,802)
Futures Contracts	—	(170)	—	—
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(8)	—	—	—
Net Increase in Net Assets Resulting from Operations	$26,859	$4,534	$13,474	$2,617

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	New Covenant Funds / Annual Report / June 30, 2015

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Growth Fund		Income Fund
	2015	2014	2015	2014
Operations:
Net Investment Income	$2,250	$2,214	$4,606	$4,504
Net Realized Gain from Investments, Affiliated Investments, Written and Purchased Options and Futures Contracts	52,508	58,155	1,944	1,346
Net Realized Loss on Foreign Currency Transactions	(2)	(46)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, and Futures Contracts	(27,889)	25,664	(2,016)	4,046
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(8)	9	—	—
Net Increase in Net Assets Resulting from Operations	26,859	85,996	4,534	9,896
Dividends and Distributions From:
Net Investment Income	(2,335)	(2,370)	(4,984)	(5,087)
Net Realized Gains	(71,687)	(20,063)	—	—
Total Dividends and Distributions	(74,022)	(22,433)	(4,984)	(5,087)
Capital Share Transactions:
Proceeds from Shares Issued	25,692	23,694	35,466	43,941
Reinvestment of Dividends & Distributions	69,245	19,433	546	558
Cost of Shares Redeemed	(56,468)	(50,971)	(40,306)	(31,938)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	38,469	(7,844)	(4,294)	12,561
Net Increase (Decrease) in Net Assets	(8,694)	55,719	(4,744)	17,370
Net Assets:
Beginning of Year	424,852	369,133	309,039	291,669
End of Year	$416,158	$424,852	$304,295	$309,039
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year End	$1	$87	$(1)	$(1)
Share Transactions:
Shares Issued	634	576	1,530	1,928
Shares Issued in Lieu of Dividends and Distributions	1,868	488	24	24
Shares Redeemed	(1,351)	(1,246)	(1,739)	(1,397)
Increase (Decrease) in Net Assets Derived from Share Transactions	1,151	(182)	(185)	555

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2015	41

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2015	2014	2015	2014
Operations:
Net Investment Income	$2,528	$4,293	$860	$1,212
Net Realized Gain (Loss) from Affiliated Investments	482	3,892	473	(249)
Capital Gain Distributions received from Affiliated Investments	31,515	8,811	5,086	1,493
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	(21,051)	24,111	(3,802)	5,497
Net Increase in Net Assets Resulting from Operations	13,474	41,107	2,617	7,953
Dividends and Distributions From:
Net Investment Income	(8,482)	(4,300)	(1,821)	(1,208)
Net Realized Gains	(5,579)	—	(2,156)	(338)
Total Dividends and Distributions	(14,061)	(4,300)	(3,977)	(1,546)
Capital Share Transactions:
Proceeds from Shares Issued	17,616	21,832	6,727	9,924
Reinvestment of Dividends & Distributions	11,934	2,820	3,222	944
Cost of Shares Redeemed	(37,327)	(27,053)	(14,008)	(13,471)
Decrease in Net Assets Derived from Capital Share Transactions	(7,777)	(2,401)	(4,059)	(2,603)
Net Increase (Decrease) in Net Assets	(8,364)	34,406	(5,419)	3,804
Net Assets:
Beginning of Year	305,924	271,518	85,622	81,818
End of Year	$297,560	$305,924	$80,203	$85,622
Undistributed Net Investment Income Included in Net Assets at Year End	$24	$9	$8	$6
Share Transactions:
Shares Issued	171	226	314	474
Shares Issued in Lieu of Dividends and Distributions	118	29	151	45
Shares Redeemed	(365)	(280)	(654)	(646)
Decrease in Net Assets Derived from Share Transactions	(76)	(25)	(189)	(127)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

42	New Covenant Funds / Annual Report / June 30, 2015

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Growth Fund
	2015	2014	2013	2012(2)		2011(2)
Net Asset Value, Beginning of Year	$43.70	$37.28	$32.23	$32.53		$25.11
INVESTMENT ACTIVITIES:
Net investment income	0.22 (1)	0.23 (1)	0.28 (1)	0.31	(1)	0.24
Net realized and unrealized gains (losses) on investments and foreign currency transactions	2.29 (1)	8.55 (1)	5.20 (1)	(0.38	)(1)	7.41
Total from investment activities	2.51	8.78	5.48	(0.07)		7.65
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.24)	(0.43)	(0.23)		(0.23)
Net realized gains	(7.71)	(2.12)	—	—		—
Total dividends and distributions	(7.93)	(2.36)	(0.43)	(0.23)		(0.23)
Net Asset Value, End of Year	$38.28	$43.70	$37.28	$32.23		$32.53
Total Return†	6.41%	24.18%	17.11%	(0.15)%		30.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$416,158	$424,852	$369,133	$652,311		$721,633
Ratio of net expenses to average net assets	1.02%	1.02%	0.99%	0.97%		1.08%
Ratio of expenses to average net assets, excluding waivers	1.12%	1.15%	1.15%	1.03%		1.12%
Ratio of net investment income to average net assets	0.54%	0.55%	0.81%	1.01%		0.78%
Portfolio turnover rate	107%	86%	47%	83%		44%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2015	43

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Income Fund
	2015		2014	2013		2012(2)	2011(2)
Net Asset Value, Beginning of Year	$23.13		$22.77	$23.28		$22.85	$22.57
INVESTMENT ACTIVITIES:
Net investment income	0.35	(1)	0.34 (1)	0.29	(1)	0.60 (1)	0.62
Net realized and unrealized gains (losses) on investments	(0.01	)(1)	0.41 (1)	(0.41	)(1)	0.62 (1)	0.27
Total from investment activities	0.34		0.75	(0.12)		1.22	0.89
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.38)		(0.39)	(0.39)		(0.79)	(0.61)
Total dividends and distributions	(0.38)		(0.39)	(0.39)		(0.79)	(0.61)
Net Asset Value, End of Year	$23.09		$23.13	$22.77		$23.28	$22.85
Total Return†	1.46%		3.31%	(0.55)%		5.45%	4.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$304,295		$309,039	$291,669		$374,870	$455,136
Ratio of net expenses to average net assets	0.80%		0.80%	0.77%		0.75%	0.83%
Ratio of expenses to average net assets, excluding waivers	0.95%		0.98%	0.95%		0.81%	0.89%
Ratio of net investment income to average net assets	1.50%		1.50%	1.23%		2.60%	2.76%
Portfolio turnover rate	115%		168%	295%		95%	38%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The accompanying notes are an integral part of the financial statements.

44	New Covenant Funds / Annual Report / June 30, 2015

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Balanced Growth Fund
	2015	2014	2013	2012(3)	2011(3)
Net Asset Value, Beginning of Year	$101.92	$89.69	$82.87	$82.33	$69.47
INVESTMENT ACTIVITIES:
Net investment income	0.85 (1)	1.43 (1)	1.08 (1)	1.25 (1)	0.99
Net realized and unrealized gains from Affiliated Funds	3.71 (1)	12.23 (1)	6.96 (1)	0.41 (1)	12.86
Total from investment activities	4.56	13.66	8.04	1.66	13.85
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(2.86)	(1.43)	(1.22)	(1.12)	(0.99)
Net realized gains	(1.91)	—	—	—	—
Tax return of capital	—	—	—	—	— (2)
Total dividends and distributions	(4.77)	(1.43)	(1.22)	(1.12)	(0.99)
Net Asset Value, End of Year	$101.71	$101.92	$89.69	$82.87	$82.33
Total Return†	4.54%	15.30%	9.77%	2.07%	19.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$297,560	$305,924	$271,518	$258,499	$271,314
Ratio of net expenses to average net assets*	0.14%	0.14%	0.14%	0.14%	0.18%
Ratio of expenses to average net assets, excluding waivers*	0.26%	0.27%	0.27%	0.17%	0.26%
Ratio of net investment income to average net assets	0.83%	1.48%	1.24%	1.55%	1.25%
Portfolio turnover rate	13%	6%	7%	9%	8%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.
(3)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2015	45

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Balanced Income Fund
	2015	2014	2013	2012(3)	2011(3)
Net Asset Value, Beginning of Year	$21.55	$19.95	$19.25	$18.97	$17.06
INVESTMENT ACTIVITIES:
Net investment income	0.22 (1)	0.30 (1)	0.26 (1)	0.41 (1)	0.31
Net realized and unrealized gains from Affiliated Funds	0.46 (1)	1.68 (1)	0.76 (1)	0.22 (1)	1.91
Total from investment activities	0.68	1.98	1.02	0.63	2.22
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.30)	(0.32)	(0.35)	(0.31)
Net realized gains	(0.56)	(0.08)	—	—	—
Tax return of capital	—	—	—	—	— (2)
Total dividends and distributions	(1.03)	(0.38)	(0.32)	(0.35)	(0.31)
Net Asset Value, End of Year	$21.20	$21.55	$19.95	$19.25	$18.97
Total Return†	3.22%	10.01%	5.34%	3.42%	13.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$80,203	$85,622	$81,818	$85,602	$92,131
Ratio of net expenses to average net assets*	0.20%	0.20%	0.20%	0.18%	0.22%
Ratio of expenses to average net assets, excluding waivers*	0.25%	0.26%	0.27%	0.20%	0.30%
Ratio of net investment income to average net assets	1.04%	1.44%	1.30%	2.18%	1.65%
Portfolio turnover rate	15%	9%	7%	9%	8%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.
(3)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	New Covenant Funds / Annual Report / June 30, 2015

Notes to Financial Statements

June 30, 2015

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a

New Covenant Funds / Annual Report / June 30, 2015	47

Notes to Financial Statements (Continued)

June 30, 2015

Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2015, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

48	New Covenant Funds / Annual Report / June 30, 2015

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2015, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Funds may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates

New Covenant Funds / Annual Report / June 30, 2015	49

Notes to Financial Statements (Continued)

June 30, 2015

and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. As of June 30, 2015, the Funds did not own any illiquid securities.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, the voluntary expense limitations are 0.14% and 0.20% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated at any time.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

50	New Covenant Funds / Annual Report / June 30, 2015

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. The voluntary expense limitations are 1.02% and 0.80% for the Growth Fund and Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Parametric Portfolio Associates, and Waddell & Reed Investment Management Company. Sustainable Growth Advisers, LP was terminated from the Fund during the year.

The following are the sub-advisers for the Income Fund: J.P. Morgan Investment Management Inc., Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement — The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”). In consideration of the services and facilities to be provided by the Distributor or any service provider, each of the New Covenant Growth Fund and the New Covenant Income Fund (if such Fund has issued Shares) will pay to the Distributor a fee, as agreed from time to time, at an annual rate of up to 0.10% (ten basis points) of the average daily net asset value of the New Covenant Growth Fund and the New Covenant Income Fund, respectively, which fee will be computed daily and paid monthly.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

New Covenant Funds / Annual Report / June 30, 2015	51

Notes to Financial Statements (Continued)

June 30, 2015

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Prime Obligation Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2015, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2015 ($ Thousands):

	Financial Derivative Asset	Finanical Derivative Liability
	Variation Margin Asset	Variation Margin Liability
Fund	Futures	Futures
Income Fund	$272	$135
Total Exchange-Traded	$272	$135

Cash with a total market value of $295 ($ Thousands) has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2015.

52	New Covenant Funds / Annual Report / June 30, 2015

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2015, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$432,629	$478,443	$—	$—
Income Fund	44,396	42,267	282,333	286,005
Balanced Growth Fund	53,216	39,936	—	—
Balanced Income Fund	12,227	14,549	—	—

The following is a summary of the transactions with affiliates for the year ended June 30, 2015:

	Value 6/30/2014 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Unrealized Gain (Loss) ($ Thousands)	Value 6/30/2015 ($ Thousands)
Growth Fund
SDIT Prime Obligation Fund	$4,580	$65,553	$(59,383)	$—	$—	$10,750
Income Fund
SDIT Prime Obligation Fund	8,822	33,391	(36,569)	—	—	5,644
Balanced Growth Fund
New Covenant Growth Fund	186,559	38,043	(24,426)	1,533	(21,933)	179,776
New Covenant Income Fund	116,964	15,173	(15,509)	(1,051)	882	116,459
SDIT Prime Obligation Fund	2,477	26,257	(28,211)	—	—	523
Balanced Income Fund
New Covenant Growth Fund	30,592	7,179	(6,815)	1,048	(4,309)	27,695
New Covenant Income Fund	54,295	5,048	(7,735)	(575)	507	51,540
SDIT Prime Obligation Fund	722	12,140	(11,907)	—	—	955

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, FX gain and loss, distribution re-designation, RIC distribution reclassification, and basis adjustments for investments in partnerships, have been reclassified to/ (from) the following accounts as of June 30, 2015:

	Accumulated Net Realized Gain (Loss) ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Growth Fund	$1	$(1)	$—
Income Fund	(378)	378	—
Balanced Growth Fund	(5,969)	5,969	—
Balanced Income Fund	(963)	963	—

These reclassifications have no impact on net assets or net asset value per share.

New Covenant Funds / Annual Report / June 30, 2015	53

Notes to Financial Statements (Continued)

June 30, 2015

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2015	$15,913	$58,109	$74,022	$74,022
	2014	6,381	16,052	22,433	22,433
Income Fund	2015	4,984	—	4,984	4,984
	2014	5,087	—	5,087	5,087
Balanced Growth Fund	2015	9,579	4,482	14,061	14,061
	2014	4,300	—	4,300	4,300
Balanced Income Fund	2015	2,080	1,897	3,977	3,977
	2014	1,208	338	1,546	1,546

As of June 30, 2015, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gains ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$7,217	$15,293	$—	$48,350	$—	$70,860
Income Fund	438	—	(55,101)	3,024	(763)	(52,402)
Balanced Growth Fund	498	25,218	—	37,491	—	63,207
Balanced Income Fund	128	3,963	—	7,915	—	12,006

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forwards for a maximum period of eight years and applied against future net realized gains. At June 30, 2015, the breakdown of capital loss carryforwards was as follow:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands) June 30, 2015
Income Fund	$—	$(55,101)	$—	$(55,101)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended June 30, 2015, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount Utilized ($ Thousands)
Income Fund	$1,622

For Federal income tax purposes, the cost of securities owned at June 30, 2015, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments, basis adjustments from investments in registered investment companies and adjustments in treasury inflation protected securities which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2015, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Growth Fund	$368,085	$60,159	$(11,801)	$48,358
Income Fund	314,190	4,925	(1,675)	3,250
Balanced Growth Fund	259,267	39,280	(1,789)	37,491
Balanced Income Fund	72,275	9,034	(1,119)	7,915

54	New Covenant Funds / Annual Report / June 30, 2015

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2015.

New Covenant Funds / Annual Report / June 30, 2015	55

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

NEW COVENANT FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Covenant Funds, comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund (collectively, the “Funds”), as of June 30, 2015, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated August 29, 2011.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian, transfer agent of the underlying funds, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the New Covenant Funds as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 28, 2015

56	New Covenant Funds / Annual Report / June 30, 2015

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Trustee of The Advisors’ Inner Circle Fund III, The KP Funds, O’Connor EQUUS, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Trustee of The KP Funds, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

New Covenant Funds / Annual Report / June 30, 2015	57

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	101	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	101	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	101	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	101	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Investments Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

58	New Covenant Funds / Annual Report / June 30, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	Since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

New Covenant Funds / Annual Report / June 30, 2015	59

Disclosure of Fund Expenses

June 30, 2015 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2015 to June 30, 2015).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,017.80	1.02%	$5.09
Hypothetical 5% Return	$1,000.00	$1,019.75	1.02%	$5.09
Income Fund
Actual Fund Return	$1,000.00	$1,006.90	0.80%	$3.96
Hypothetical 5% Return	$1,000.00	$1,020.84	0.80%	$3.99
Balanced Growth Fund†
Actual Fund Return	$1,000.00	$1,013.10	0.14%	$0.68
Hypothetical 5% Return	$1,000.00	$1,024.12	0.14%	$0.68
Balanced Income Fund†
Actual Fund Return	$1,000.00	$1,010.30	0.20%	$0.98
Hypothetical 5% Return	$1,000.00	$1,023.82	0.20%	$0.98

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

60	New Covenant Funds / Annual Report / June 30, 2015

Board of Trustees Considerations in Approving the
Advisory and Sub-Advisory Agreements (Unaudited)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

New Covenant Funds / Annual Report / June 30, 2015	61

Board of Trustees Considerations in Approving the
Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

At the March 24-25, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement (other than certain of those operating under an initial two-year term) was either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at a meeting of the Board of Trustees during the course of the Trust’s fiscal year. In each case, the Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied of the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When

62	New Covenant Funds / Annual Report / June 30, 2015

considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

New Covenant Funds / Annual Report / June 30, 2015	63

Notice to Shareholders (Unaudited)

For shareholders who do not have a June 30, 2015 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2015 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2015, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	78.50%	21.50%	100.00%	36.72%	32.73%	0.00%	0.02%	100.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	11.32%	93.71%	0.00%
New Covenant Balanced Growth Fund	31.87%	68.13%	100.00%	25.57%	26.27%	0.00%	0.00%	100.00%
New Covenant Balanced Income Fund	47.71%	52.29%	100.00%	23.61%	19.99%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

(3)	‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of ‘‘Interest Related Dividends’’ and is reflected as a percentage of ordinary income distributions for calendar year ended 2015 that are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of ‘‘Short-Term Capital Gain Dividends’’ and is reflected as a percentage of short- term capital gain distributions for the calendar year ended 2015 that are exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

64	New Covenant Funds / Annual Report / June 30, 2015

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NCF-F-001 (6/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2015 and 2014 as follows:

		Fiscal 2015			Fiscal 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$66,000	N/A	$0	$60,500	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$23,000	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $237,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 8, 2015

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: September 8, 2015